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                                                                   Exhibit 10.23

                                 LOAN AGREEMENT


                             executed by and between



                         SIMMONS CARIBBEAN BEDDING, INC.


                                       &


                           BANCO SANTANDER PUERTO RICO






                                December 12, 1997














                        GONZALEZ OLIVER, CORREA CALZADA,
                       COLLAZO SALAZAR, HERRERO & JIMENEZ
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                                 LOAN AGREEMENT
                                 --------------



         THIS AGREEMENT, made on the 12th day of December , 1997, by and between SIMMONS CARIBBEAN BEDDING, INC. (hereinafter referred to as the "BORROWER" or "Borrower") a corporation organized under the laws of the Commonwealth of Puerto Rico, herein represented by its President and General Manager Mister Hector M. Osorio, of legal age, married, executive and resident of Guaynabo, Puerto Rico; and BANCO SANTANDER PUERTO RICO (hereinafter referred to as the "LENDER" or "Lender"), a banking corporation organized and existing under the laws of the Commonwealth of Puerto Rico, represented herein by its Authorized Agents Ariel Lebron Lebron and Myrna Diaz Marrero both of legal age, married and resident of Trujillo Alto and San Juan, Puerto Rico respectively.

                              W I T N E S S E T H:

         WHEREAS, the BORROWER is the owner and holder of fee simple title to the property described in Exhibit "A" attached hereto and made a part hereof by reference and hereinafter referred to as the "SECURITY" or "Security", and

         WHEREAS, the BORROWER has applied to the LENDER for a loan (hereinafter referred to as "the LOAN" or "Loan"), of THREE MILLION TWO HUNDRED THOUSAND DOLLARS ($3,200,000.00) for a term ending Fifteen (15) months from date, with interest on its daily outstanding balance at a fluctuating annual rate equal to Two Hundred (200) basis points over the London Interbank Offered Rate (LIBOR), adjusted every Ninety (90) days, to partially finance the cost of
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construction and development of a commercial building to be used by Borrower as a warehouse and office building (hereinafter referred to as the "BUILDING" or "Building"), with an area of approximately 50,000 square feet, and Sixty Six
(66) parking spaces, to be constructed in a parcel of land located at Las Cuevas Industrial Park, Trujillo Alto, Puerto Rico, more fully described in Exhibit "A" attached hereto and made part hereof, and to partially finance the acquisition of machinery and equipment to be installed in the "BUILDING". Such machinery and equipment shall be hereinafter referred to as the "EQUIPMENT" or Equipment".

         The estimated cost of the BUILDING, the EQUIPMENT, and related expenses for the construction of the building according to BORROWER'S figures, is the amount of THREE MILLION EIGHT HUNDRED SEVENTY THOUSAND DOLLARS ($3,870,000.00) of which amount Lender will provide in accordance with the terms of this Loan Agreement the amount of THREE MILLION TWO HUNDRED THOUSAND DOLLARS ($3,200,000.00), and Borrower will provide from its own funds the difference necessary to complete the improvements in the security.

         WHEREAS, the LOAN shall be advanced as hereinafter provided and said advances shall be guaranteed by a Mortgage Promissory Note (hereinafter referred to as the "MORTGAGE NOTE" or "Mortgage Note"), in the amount of THREE MILLION TWO HUNDRED THOUSAND DOLLARS ($3,200,000.00), payable to Lender on Demand.

         WHEREAS, the abovementioned Mortgage Note shall be secured by a first mortgage (hereinafter referred to as the "MORTGAGE" or "Mortgage") on the SECURITY, and

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         WHEREAS, each loan advanced hereunder shall be evidenced by an
Acknowledgment Note (hereinafter the "ACKNOWLEDGMENT NOTE") or "Acknowledgment Note"), to be issued by BORROWER to the order of LENDER, payable on demand, with interest payable monthly at the same annual rate as the interest on the LOAN, each in a principal amount equal to the amount of the LOAN advance it evidences, in the form attached hereto and made a part hereof as Exhibit "G", with blanks duly filled.

         WHEREAS, the BORROWER has represented to the LENDER that the SECURITY is to be improved in the manner set forth in certain documents heretofore made available to the LENDER by the BORROWER as described on Exhibit "B" attached hereto; and

         WHEREAS, the BORROWER has represented to the LENDER that the LOAN funds are to be used solely for the purposes set forth herein and for no other purposes.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, it is stipulated as follows:

1. MORTGAGE NOTE: The LENDER shall make to the BORROWER and the BORROWER shall accept from the LENDER a LOAN in the amount of THREE MILLION TWO HUNDRED THOUSAND DOLLARS ($3,200,000.00), which LOAN shall be evidenced by the BORROWER'S Acknowledgement Notes, as set forth hereinbefore, and shall be guaranteed by the Mortgage Note and Mortgage, as hereinbefore provided, which Mortgage Note and Mortgage are to be simultaneously executed with this LOAN Agreement. LENDER and BORROWER have agreed to consider this LOAN as an interim construction loan and LENDER has also agreed to convert the LOAN into a permanent loan upon completion of the Building and the



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         improvements and installation of the EQUIPMENT in accordance with the
         Plans and Specifications submitted to LENDER by BORROWER, provided such satisfactory completion of the construction of the BUILDING and the installation of the EQUIPMENT occurs within 450 days from the date of this Agreement and provided the BORROWER is not then in material default hereunder. At such time as the interim construction loan is converted into the permanent loan that the Mortgage Note shall no longer be payable on demand but that the permanent loan will mature FIFTEEN (15) years after its conversion to a permanent loan, will earn interest at the same annual rate as the interim construction loan, payable monthly, and its principal shall be payable as set forth hereinafter and that the Lender agrees to deliver to Borrower a letter at the time of conversion acknowledging that the Mortage Note is no longer payable on demand.

2. SECURITY: The LOAN shall be secured by a Mortgage Note, which shall be secured by the Mortgage. The lien of the Mortgage shall be subject only to those encumbrances, limitations, restrictions, or easements which may be approved in writing by counsel designated by the LENDER. SIMMONS COMPANY, the Parent Company of Borrower (hereinafter called the "GUARANTOR"), shall guarantee the payment in full of the principal amount of the loan, plus interest and any other sums due under the terms of the Loan, Mortgage Note or Loan Agreement. Said guaranty shall continue until the Mortgage Note has been paid in full and the Mortgage has been satisfied of record.


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3.       DISBURSEMENT OF LOAN FUNDS: Upon presentation for recordation of the
         Mortgage and delivery to the LENDER of the Mortgage Note, and upon compliance by Borrower with all other requirements specified by the LENDER as set forth in this Agreement, the LENDER shall disburse the LOAN funds to the BORROWER at such times and in such amounts as set forth in the Disbursement Schedule attached hereto and made a part hereof as Exhibit "C". Prior to each disbursement of LOAN funds hereunder, BORROWER shall deliver to LENDER its Acknowledgment Note in a principal amount equal to the amount of such disbursement.

         The BORROWER shall, as a condition precedent to being entitled to receive each LOAN advance hereunder, provide the LENDER, or its designee, with such certificates of progress of construction of the BUILDING and/or acquisition or installation of EQUIPMENT as the LENDER may require, describing the nature and extent of all work done and/or EQUIPMENT acquired or installed, indicating the stage to which construction has progressed, and certifying that all work has been done and materials and EQUIPMENT have been installed in compliance with plans and specifications. The BORROWER shall furnish proof as to payment of construction bills and subcontracts, and provide lien waivers, inspection reports, architects' and/or engineer's certificates of on-site and off-site improvements, invoices, and such other proof as the LENDER may reasonably require to establish the progress of construction of the BUILDING and of acquisition and/or installation of EQUIPMENT. Lender acknowledges that the Parent Company of Borrower, Simmons Company, has heretofore advanced to Borrower the amounts shown on Exhibit "C -1" for certain design and construction costs (the "Parent


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Company Advance") and that the Parent Company Advance shall be disbursed to
Borrower from the Loan funds from the initial or first disbursement request from Borrower. The LENDER may require, prior to any LOAN disbursement hereunder, statements from the general contractor or contractors and from any subcontractors and/or materialmen and/or suppliers to whom payments are due, or will become due, covering (i) all work done or to be done, together with waivers of lien covering all work and materials and/or Equipment for which payments have been made prior to the closing of the LOAN, (ii) the current status of accounts of contractors, sub-contractors, materialmen, and laborers furnishing labor, materials or services in the improvements of the Security, in the construction of the BUILDING and in the supply and installation of the EQUIPMENT, and (iii) compliance with all applicable laws. The BORROWER shall furnish insurance policy(ies), with premiums prepaid, from such company(ies), in such form(s) and amount(s), and with such coverage and for such terms as may be satisfactory to the LENDER, insuring all improvements on the SECURITY or related thereto, including the BUILDING and EQUIPMENT, against loss or damage by fire or other casualty, and with extended coverage for such other hazards as may reasonably be required by the LENDER. Said policy(ies) shall contain a "Mortgagee's Loss Payable" clause(s) providing for payment to the LENDER to the extent of its interest in the event of loss, said policy(ies) may, during construction, be in "Builder's Risk" form, so far as the same relates to the improvements erected or to be erected on the SECURITY. In the event any of said policy(ies) is (are) cancelled, BORROWER shall notify LENDER in writing within five (5) days of receipt of notice of such cancellation.

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         The LENDER shall not be obligated to make disbursements hereunder until the BORROWER delivers to the LENDER the required requisitions, certifications and other documents.

         All requests for LOAN advances hereunder shall be submitted to the LENDER in the form specified in Exhibit "D" attached hereto and made a part hereof, with all blanks duly filled.

         Each such request shall be submitted with sufficient time prior to the date upon which the BORROWER requests that a LOAN advance be made hereunder, to enable the LENDER to process such request. Loan funds shall be characterized as disbursed to the BORROWER when disbursed by the LENDER, as herein before provided.

         The Borrower understands and acknowledges that inspections of the Project are to be conducted by an inspector designated by the Lender and all Request for Payment shall be approved by said Inspector. Lender will designate a qualified engineer to inspect and approve all certifications for work performed related to the construction and development work. The expenses of such inspector shall be paid by Borrower, said expenses to be reasonable within the costs charged by other engineers for the same or similar services.

         From each amount approved for payment, there shall be withheld and retained by the Lender a sum equivalent to ten percent (10%) of the gross amount, and the amount so withheld and retained, hereinafter called "retainage", will be subordinated by BORROWER, contractors and sub-contractors until the Loan is converted to a permanent loan and until LENDER approve such retainage disbursement.

         The BORROWER shall advance in cash or its equivalent any sums not provided in Exhibit "C", to pay premiums on casualty and title


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insurance, taxes and assessments, recording expenses and filing fees or such other sums as LENDER may judge to be necessary for the protection and preservation of the Security, the BUILDING and the EQUIPMENT, and for the payment of premiums for any insurance required by the LENDER during the life of this LOAN, before and after its eventual conversion into a permanent LOAN. In the event BORROWER does not make timely payment of any of the aforesaid sums and if LENDER so elects, then LENDER may make such payments at BORROWER's expense or deduct them from the loan funds, if available.

4.       CONSTRUCTION WORK:

         a. CONSTRUCTION WORK CRITERIA: The construction of the BUILDING and the supply and installation of the EQUIPMENT shall be in accordance with the proposed plans and specifications submitted as the basis for this LOAN, which plans and specifications were prepared by Ivan A. HERNANDEZ & ASSOC., Architects and Engineers, copies of which are attached hereto as Exhibits H & I, and such construction, upply, and installation shall comply with all restrictions, conditions, ordinances, codes, regulations and laws of governmental departments and agencies having direction or jurisdiction over or an interest in the SECURITY, its improvements, the BUILDING and the EQUIPMENT. No extra work nor changes in plans and specifications shall be authorized by the BORROWER without the written consent of the LENDER, which consent shall not be unreasonably withheld, delayed or conditioned. If Lender's consent is given to any such extra work or change in plans and specifications,



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                  the BORROWER shall immediately deposit the amount of the cost thereof with the LENDER, such deposit to be disbursed by the LENDER upon completion of such extras or changes. Copies of such plans and specification are attached hereto and made parts hereof as Exhibits "H" and "I", respectively.

         b.       COMMENCEMENT AND CONTINUITY OF WORK:
                  Construction work on the SECURITY shall commence within FIFTEEN (15) business days from the date of this Agreement and shall be carried on diligently and with dispatch until completed. All construction work must be completed within four hundred fifty (450) calendar days from the date of this Agreement.

         c. PROGRESS REPORTS: Upon request by the LENDER, the BORROWER shall deliver to the LENDER a report of the progress of the contemplated improvements to the SECURITY, the construction of the BUILDING and the supply and installation of the EQUIPMENT, the aforesaid costs compared to estimates, and/or contracts, and any other data and information concerning the SECURITY as may be reasonably required by the LENDER. Such reports shall be required on a monthly basis unless circumstances dictate more frequent reports.

5. DEFICIENCY IN FUNDS: If and whenever the LENDER shall determine and notify the BORROWER that the amount of monies remaining undisbursed is less than the amount required fully to complete and pay for the improvements, the construction of the BUILDING and the acquisition and installation of the EQUIPMENT



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         contemplated under this LOAN AGREEMENT, and the LENDER shall demand that the BORROWER deposit with the LENDER an amount equal to such deficiency as determined by the LENDER, then and in that event the BORROWER shall comply with such demand within thirty (30) business days from the date thereof. The judgment and determination of the LENDER under this paragraph shall be final and conclusive.

6.       PRESENTATIONS AND WARRANTIES OF THE BORROWER:

         The BORROWER makes the following warranties and representations:

         a. CORRECTNESS OF DOCUMENTS: The documents furnished in support of the LOAN and listed in Exhibit "B" are true and correct and accurately set out the facts contained therein in all material respects.

         b. FINANCIAL STATEMENTS AND CONDITION OF BORROWER: The financial statements provided in support of the LOAN request and referred to in Exhibit "B" were prepared in accordance with generally accepted accounting principles and are correct and complete in all material respects, and fairly present the financial position of the person(s) or entity which each purports to reflect, and the financial positions so reflected have not suffered any material adverse changes to this date.

         c. ABSENCE OF PROCEEDINGS AND ACTIONS: There are no actions, suits or proceedings pending, or to the knowledge of the BORROWER, threatened against or affecting the BORROWER, except as set forth in Exhibit "E" hereto.

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         d.       BORROWER'S POWERS AND STATUS OF AUTHORITY:
                  Attached hereto is Exhibit "F" which is hereby incorporated by reference as if fully set forth at length herein.

         e. ABSENCE OF JUDGMENTS AND/OR AWARDS AND/OR ORDERS: There are no outstanding and unpaid judgments or arbitration awards against the BORROWER except as are set forth in Exhibit "E" attached hereto. The BORROWER has not received any written notice that it is in default with respect to any valid regulation, order, writ, or decree of any court or governmental or municipal department, commission, board, bureau, agency or instrumentality pertaining to the Security, the Building or the Equipment.

         f.       NON-DEFAULT OF THE BORROWER CONTRACTUALLY:
                  The BORROWER is not in default in any material respect under any agreement or instrument to which it is a party or by which it may be bound. The execution and delivery of this Agreement, the Acknowledgment Notes, the Mortgage Note, and the Mortgage, and the consummation of the other transactions contemplated by this Agreement do not conflict with or result in breach of any valid regulation, order, writ, injunction or decree of any court or governmental or municipal instrumentality or in the breach of or default under any indenture, contract, agreement or other instrument to which the BORROWER is a party or by which it is bound. The execution and delivery of this Agreement, and of the Mortgage, and the issuance of the Acknowledgment Notes, the Mortgage Note, and Mortgage will not result in the


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                  creation or imposition of, or be any cause for imposing, any lien, charge or encumbrance of any nature whatsoever upon any of the SECURITY, the BUILDING, the EQUIPMENT, or other assets of the BORROWER other than those created, imposed or required by this Agreement or the Mortgage.

         g. MARKETABLE TITLE IN BORROWER WITHOUT LIENS: The BORROWER has, and at all times will have, good and marketable title in fee simple to the SECURITY. The SECURITY is subject to no liens, charges or encumbrances except as shown on the title policy of Borrower obtained at the time Borrower acquired the Security, or as approved in writing by Counsel designated by LENDER.

         h. NON-COMMENCEMENT OF WORK. There is no visible commencement of operations incident to the proposed improvements on the SECURITY, or if commencement in any form has begun, the legal effect of any liens will be negated by title insurance or by surety bond.

         i. USE OF PROCEEDS: The proceeds of this LOAN will be used solely for the purposes specified herein and in the supporting documents to each LOAN request hereunder.

         j. REQUIRED APPROVALS: That the BORROWER has received and there are in effect all required approvals for the uninterrupted development and construction of the work subject of this Agreement.

7. INTEREST ON LOAN FUNDS: Although the Acknowledgement Notes evidencing the disbursements of the LENDER to the BORROWER hereunder may provide that they shall bear interest at


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         an specific rate therein, the parties herein agree that said
         Acknowledgment Note(s) and the LOAN shall bear interest at all times at the fluctuating annual rate set forth in this Agreement until full payment thereof.

8. INSURANCE POLICIES AND CERTIFICATES: BORROWER shall furnish certificates from the insurance carrier(s) for the general contractor or contractors, and for the BORROWER, evidencing Workmen's Compensation Insurance in such from and amount as may be required by law, and public liability insurance (including contractual liability) is to be carried during the full course of construction work of the Building and installation of the Equipment, naming the LENDER as an additional insured, and with minimum limits of coverage for death of or injury to persons of not less than ONE MILLION DOLLARS ($1,000,000) and for damage to property of not less than ONE MILLION DOLLARS ($1,000,000) unless otherwise specified by LENDER.

9. SURVEY: A survey of the subject SECURITY has been furnished to the LENDER by BORROWER. Such survey was prepared by a surveyor licensed in the Commonwealth of Puerto Rico, reflects any encroachments, easements and rights-of-way affecting the Security, and includes a certification from said surveyor as to the precise acreage contained in the SECURITY and the legal description thereof.

10. REMOVAL OF LIENS: The BORROWER and/or GUARANTOR specifically agree to have any liens other than those approved by Lender, which may be filed against the SECURITY released or bonded within thirty (30) calendar days from the date the

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         BORROWER receives notice of the same, time being of the essence.
         Notwithstanding the obligations hereinbefore stated, Borrower will have the right to contest any lien on the SECURITY.

11. PAYMENT OF TAXES: The BORROWER and/or GUARANTOR agree to promptly pay and discharge any taxes, assessments or indebtedness upon the SECURITY, the BUILDING and/or the EQUIPMENT which may become due or payable during the existence of this LOAN. At least ten (10) days before any related delinquency, the BORROWER shall furnish to the LENDER evidence satisfactory to the LENDER that such taxes and assessments have been paid after five (5) days prior written notice to Borrower. The LENDER may pay such sums as may become due out of undisbursed LOAN proceeds in the event BORROWER fails to promptly pay as aforesaid. Notwithstanding the obligations hereinbefore stated, Borrower will have the right to contest any taxes, assessment or indebtedness on the SECURITY.

12. ACCESS TO THE BORROWER'S BOOKS AND RECORDS: The LENDER, or its agents shall, during normal business hours, have reasonable access to the records, accounting books, contracts, sub-contracts, bills and statements of the BORROWER, including any supporting or related vouchers, bills, or other instruments, and shall have the right to make copies of the same, but only to the extent such records, accounting books, contracts, sub-contracts, bills, statements, vouchers or other instruments relate to the Security, the Building and/or the Equipment. If the LENDER so requires, the records, books, vouchers, or other instruments shall be made available to an accountant of the LENDER's choice for


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         audit, examination, inspection, and photocopying or other type of duplication, such audit to be done at the BORROWER's office. Lender agrees to keep all information obtained during such audit, examination and/or inspection confidential and shall not disclose the same to any third party without the prior written consent of Borrower.

13. FINANCIAL STATEMENTS: The BORROWER shall furnish to the LENDER a signed semi-annual unaudited statement of financial condition and profit and loss statement, and an annual financial condition statement, including profit and loss, audited by an independent certified public accountant acceptable to the LENDER. The semi-annual statements shall be delivered by the BORROWER to the LENDER within thirty (30) days after close of the fiscal period and the annual audited statements within ninety (90) days after close of the BORROWER'S fiscal year.

14. EVENTS OF DEFAULT: The happening of any one or more of the following events shall constitute a default by BORROWER under this LOAN Agreement, the Acknowledgement Notes, the Mortgage Note, and the
         Mortgage:

         a. NON-PAYMENT OF INTEREST: The BORROWER shall fail to make the interest payments on the due dates.

         b. Non-payment of Principal: The BORROWER shall fail to make any required repayment of principal, or any portion thereof, on the due date.

         c. BREACH OF CONDITION, ETC.: If the BORROWER violates any term or condition contained in this Agreement, and/or the Acknowledgment Note(s), and/or the Mortgage Note, and/or


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                  the Mortgage or if the LENDER determines, in its sole
                  judgment, that the BORROWER and/or GUARANTOR misrepresented facts in any material respect contained in any document submitted in support of this LOAN.

         d. BANKRUPTCY OR INSOLVENCY: Any action in bankruptcy, receivership, or reorganization filed by or against the BORROWER and/or any GUARANTOR; any assignment for the benefit of creditors made by the BORROWER; any judgment or proceeding entered or brought against the BORROWER and/or any GUARANTOR or affecting the subject premises; the insolvency of the BORROWER and/or any GUARANTOR. Borrower will have a sixty (60) day period to cure any involuntary bankruptcy filing against Borrower.

         e. LIENS OR FORECLOSURES: The institution of foreclosure action against the SECURITY, and/or the Building and/or the Equipment, or the filing of a valid lien, other than liens approved by Lender or permitted hereunder, against the SECURITY, and/or the BUILDING, and/or the EQUIPMENT, which is not removed of record, bonded or dismissed within thirty (30) days after the BORROWER receives notice of such filing.

         f. SUBSTANTIAL DISCONTINUANCE OF CONSTRUCTION OF BUILDING OR OF INSTALLATION OF EQUIPMENT: The substantial discontinuance of construction, development or installation work for a period of thirty (30) calendar days which discontinuance is, in the sole determination of the LENDER, without cause.



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         g.       TRANSFER OF SECURITY: The sale, assignment, pledge, transfer, hypothecation or other disposition of the SECURITY, the BUILDING and/or the EQUIPMENT by the BORROWER to some other person or entity without the written consent of the LENDER, other than the transfer to any affiliate, subsidiary or other entity in common control with Borrower so long as the same assumes the obligations of Borrower under these loan documents.

         h. ABILITY OF THE BORROWER TO PERFORM: The sale assignment, pledge, transfer, hypothecation, or other disposition by BORROWER of any proprietary or beneficial interest in the Security, the Building and/or the Equipment, if in the LENDER's reasonable judgment such sale, assignment, pledge, transfer, hypothecation, other disposition, or change materially and adversely affects the ability of the BORROWER to perform in accordance with the terms of this Agreement.

         i. IMPAIRMENT OF SECURITY: Any condition or situation which, in the reasonable determination of the LENDER, constitutes a danger or material impairment of the SECURITY and/or the BUILDING, and/or the EQUIPMENT and such condition or situation is not remedied within thirty (30) days after written notice to the BORROWER to remedy such condition or situation, or action has not been commenced to remedy such condition or situation where it is not possible to fully remedy such condition or situation within thirty (30) calendar days. The LENDER agrees that it will not exercise this right in an unreasonable manner.


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         j.       NON-COMPLETION: Subject to force majeure, if by the 450th
                  calendar day after the date of this Agreement, the BUILDING and/or the improvements to the SECURITY are not completed and/or the EQUIPMENT, or any part thereof is not acquired by BORROWER and, if applicable, installed in the BUILDING.

15. LENDER's REMEDIES: Upon the occurrence of any event of default hereunder, LENDER shall have the absolute right to refuse to disburse any LOAN funds provided in Exhibit "C" hereto, and should said default not be remedied by the BORROWER within thirty (30) days after notice thereof to the BORROWER by the LENDER, then the LENDER shall have the absolute right, at its option and election to:

         a. CANCELLATION: Cancel this Agreement by written notice to the BORROWER;

         b. SPECIFIC PERFORMANCE: Institute appropriate proceedings to specifically enforce performance hereof;

         c.       WITHHOLD ADVANCES: Withhold further LOAN advances hereunder;

         d. TAKING OF POSSESSION: Take immediate possession of the SECURITY, the BUILDING and the EQUIPMENT encumbered by the Mortgage, as well as other property to which title is held by the BORROWER which may be necessary or convenient to fully complete all on-site and off-site improvement's construction and installations contemplated to be developed and/or constructed and/or installed under this Agreement.

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         e.       RECEIVERSHIP: Appoint a Receiver, as matter of strict right without regard to the solvency of the BORROWER, for the purpose of preserving the SECURITY, the BUILDING and the EQUIPMENT, preventing waste, and to protect all rights accruing to the LENDER by virtue of this Agreement, and of the Mortgage and/or the Mortgage Note and/or the Acknowledgment Note executed in connection with this Agreement, and expressly to make any and all further improvements, construction and installations, whether on-site or off-site, as may be determined by the LENDER for the purpose of completing the improvements, the construction of the BUILDING and the acquisition and installation of the EQUIPMENT in accordance with this Agreement. All expenses incurred in connection with the appointment of said Receiver, or in protecting, preserving, or improving the subject SECURITY, BUILDING and EQUIPMENT, shall be chargeable against the BORROWER and shall be enforced as a lien against the SECURITY, the BUILDING and the EQUIPMENT.

         f. ACCELERATION: Accelerate maturity of said Mortgage, Mortgage Note and Acknowledgment Note(s) and demand payment of the principal sums due thereunder, with interest, advances, and costs, and in default of said payment or any part thereof, to foreclosure and enforce collection of such payment by foreclosure and/or other appropriate action in any court of competent jurisdiction.

                  The said remedies and rights of the LENDER shall be cumulative and not exclusive. The LENDER shall be privileged and shall have the absolute right to resort to any one or more, or all of said remedies, neither to the limited exclusion of the other. In the event of any such default or breach of this Agreement, the Acknowledgment Note(s), Mortgage Note, or Mortgage by the BORROWER, the LENDER shall have the absolute right to refuse to disburse the balance of the LOAN funds, as aforesaid, and no other party, whether contractor, materialmen, laborer, sub-contractor, or supplier, shall have any interest in the LOAN funds so applied and shall not have any right to garnish, require, or compel payment hereof towards discharge or satisfaction of any claim or lien which they or any of them have or may have for work performed or materials or EQUIPMENT supplied for the development and/or construction work of the BUILDING and/or acquisition and/or installation of the EQUIPMENT. Any additional funds advanced by the LENDER to complete development and/or construction of the BUILDING and/or acquisition and/or installation of the EQUIPMENT shall be secured by the lien of the Mortgage, and shall be considered a part of the LOAN as though initially included therein.

16. WAIVER OF DEFAULTS: The waiver by the LENDER of any breach or breaches hereof shall not be deemed, nor shall the same constitute, a waiver of any subsequent breach or breaches on the part of the BORROWER.

17. LENDER's RIGHT TO APPEAR IN LITIGATION: The LENDER shall have the right to commence, to appear in, or to defend any action or proceeding purporting to affect the rights or duties of the parties hereunder and in connection therewith pay out of said LOAN funds all necessary expenses, employ counsel and pay his reasonable fees, all of which the BORROWER agrees to repay to the LENDER upon demand.

18. THIS AGREEMENT PART OF ACKNOWLEDGEMENT NOTES: The Acknowledgment Notes provided for herein shall specifically incorporate this Agreement by reference and in the event that the Acknowledgement Notes, and/or the Mortgage Note, and/or the Mortgage are duly assigned, this Agreement shall be considered assigned in like manner.

19. EXCLUSIVENESS OF AGREEMENT: This Agreement is made for the sole protection of the BORROWER, GUARANTOR, and the LENDER, its successors and assigns, and no other person shall have any right of action hereunder.

20. CONDEMNATION: The BORROWER, for the BORROWER and the BORROWER's heirs, executors, administrators, successors and assigns, does hereby assign unto the LENDER, its successors and assigns, any and all awards hereto made and hereafter to be made by any Federal, State or Municipal authorities to the present and all subsequent owners of the SECURITY, the BUILDING and/or the EQUIPMENT, and the LENDER, for itself, its successors and assigns (at its or their option) is hereby authorized, directed and empowered to collect and receive the proceeds of any such award and awards from the authorities making the same and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the amount owing on account of the LOAN and/or the Mortgage Note, the Acknowledgment Note(s) and/or the Mortgage.

         The BORROWER and the GUARANTOR heirs, executors, administrators, successors and assigns, hereby covenants and agrees to and with the LENDER, its successors and assigns, upon request; to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid award or awards to the holder(s) of the Mortgage Note, the Acknowledgment Note(s), and the Mortgage, free, clear and discharged of any and all encumbrances of any kind or nature whatsoever.

21. DEFINITIONS: Wherever used herein, the following words are considered in the context of these definitions:

         a. MORTGAGE: The Mortgage, Deed of Trust, Deed to Secure Debt, or such other security instrument or instruments issued by BORROWER used to establish the first lien upon the SECURITY and the BUILDING and to secure the Mortgage Note.

         b. MORTGAGE NOTE: The demand mortgage promissory note issued by BORROWER in the principal amount of THREE MILLION TWO HUNDRED THOUSAND DOLLARS ($3,200,000.00) secured by the Mortgage.

         c. ACKNOWLEDGEMENT NOTE: The acknowledgement note or other notes or evidence(s) of the indebtedness created by the LOAN, issued by BORROWER to the order of LENDER, payable on demand.

         d. LOAN: The LOAN which is the subject matter of this Agreement and the other documents to which this Agreement refers.

         e. LENDER: The named party to this Agreement, and any subsequent owner and holder of the rights and obligations established under this Agreement, the Acknowledgement Notes, the Mortgage Note, and the Mortgage.


         f. BORROWER: The named BORROWER in this Agreement, and any successor in interest to the BORROWER permitted by the LENDER as hereinbefore stated.

         g. GUARANTOR: The name GUARANTOR in this Agreement, and any successor in interest to the GUARANTOR.

         h. SECURITY: The real and/or personal properties described in Exhibit "A" upon which the Mortgage attaches, and all its improvements.

         i. LIBOR RATE: The rate of interest for offered quotations for ninety (90) day deposits of United States Dollars in the London Interbank Market, at 9:00 a.m. Eastern Standard Time on such Pricing Date, as published by Telerate Systems, Inc. currently on page 4833 of the financial information reporting services furnished electronically by Telerate Systems, Inc. If on a Pricing Date the Bank cannot determine the LIBOR Rate on the basis of the foregoing procedure, the Bank shall utilize the LIBOR Rate for the prior business day as set forth above.

         j. PRIME OR BASE RATE: The annual interest rate, computed on a 360-days basis, charged by Citibank, N. A. or Chase Manhattan Bank, N.A., at its main office in the Borough of Manhattan, City of New York, whichever is lower, on

                  90 days unsecured commercial loans to its corporate borrowers with the best credit rating.

         k. REQUEST FOR PAYMENT: As indicated in Exhibit "D" attached hereto and made part hereof.

22. NOTICE TO PARTIES: All notices provided for herein shall be by certified mail addressed to the appropriate party at the address designated for such party underneath its signature, at the bottom of this Agreement, or such other address as the party who is to receive such notice may designate in writing. Notice shall be completed by depositing the same in a letter box or other means provided by the United States Post Office for the posting of mail addressed to the party with the proper amount of postage affixed thereto. Actual receipt of notices shall not be required to effect notice hereunder.

23. LOAN FUNDS: The LENDER shall not be required to segregate the LOAN funds or to earmark such funds in any manner. The sole obligation of the LENDER shall be to disburse the funds as set forth herein, provided there exists no default under this Agreement, the LOAN, the Mortgage Note, the Acknowledgment Note(s), or the Mortgage at the time of each request for LOAN advances hereunder.

24. UNLIMITED ACCESS TO PROPERTY: The LENDER and its agents shall at all times during the development and/or construction of the BUILDING and/or acquisition and/or installation of the EQUIPMENT have the right of entry and free access to the property which constitutes the SECURITY and to the BUILDING and the EQUIPMENT and the right to inspect all work done, labor performed, materials furnished and Equipment installed on or about the SECURITY.

25. NON-ASSIGNABLE BY BORROWER: The BORROWER shall not assign this Agreement or any part of any advance to be made hereunder, nor convey, nor encumber the SECURITY, the BUILDING or the EQUIPMENT by mortgage or other liens without the written consent of the LENDER, except assignments to a subsidiary or affiliate under common control of Borrower. Any assignment, conveyance or encumbrance without such consent of the LENDER shall constitute an immediate default under this Agreement, the Acknowledgment Note(s), the Mortgage Note, and the Mortgage.

26. NO AGENCY RELATIONSHIP: The BORROWER understands and agrees that the LENDER is not the agent or representative of the BORROWER, and this Agreement shall not be construed to make the LENDER liable to materialmen, suppliers, contractors, craftsmen, laborers or others for goods or services delivered to the SECURITY or to the BORROWER or services performed by them upon said premises, or for the BORROWER, or for debts or claims accruing to said parties against the BORROWER, and it is distinctly understood and agreed that there is no contractual relation, either expressed or implied, between the LENDER and any materialmen, suppliers, subcontractors, craftsmen, laborers, or any other person supplying any work, labor, goods, equipment, or materials in the improvement of the SECURITY, the construction of the BUILDING and/or the supply and/or installation of the EQUIPMENT.

27. TITLE INSURANCE: The LENDER will procure, at BORROWER'S expense, a title insurance policy in the ALTA form, to be issued by a title insurance company acceptable to Lender through an authorized agent acceptable to Lender and its legal counsel. The title policy is to be issued without exceptions, except for customary standard exceptions and those exceptions which are acceptable to Counsel for the LENDER, insuring the LENDER's Mortgage as a valid and paramount lien upon the SECURITY and the BUILDING and insuring against loss or change in priority as a result of filing of any lien or special assessment for material or work under construction or completed.

         Designation by the OWNER of the title insurer shall be subject to the LENDER's approval of the financial ability of said insurer to pay the face amount of the aforesaid policy and all of its other policies insuring the LENDER in the event of loss.

         Prior to making any disbursement under the LOAN, the LENDER shall receive evidence, satisfactory to it, that the title insurance company is prepared to issue its title insurance binder, in ALTA form, covering the date of the disbursement and insuring the Mortgage, as of said date, as a first, valid and subsisting lien on the subject premises, free and clear of any and all liens, except those approved by Lender or permitted hereunder, and subject only to such exception as the LENDER may approve.


28. MISCELLANEOUS PROVISIONS: All inspections and other services rendered by the LENDER or its agent, whether or not paid for by the BORROWER or its successors in title, shall be rendered solely for the protection and the benefit of the LENDER; and the BORROWER shall not be entitled to claim any loss or damage against the

         LENDER or its agent or employees for failure to properly discharge their duties to the LENDER.

         This Agreement, the Mortgage Note, the Acknowledgment Note(s), and the Mortgage, are or will be executed and delivered in the Commonwealth of Puerto Rico, and the Laws of the Commonwealth of Puerto Rico shall govern in the interpretation, enforcement, and all other aspects of the obligations and duties created under this Agreement.

         Nothing contained in this Agreement, the Mortgage Note, the Acknowledgment Note(s), and the Mortgage shall impose upon the LENDER any obligation to see to the proper application of advances under the LOAN. No provision of this Agreement shall be amended, waived or modified except by an instrument in writing signed by the parties hereto.

         The Borrower shall protect, indemnify and save harmless the Lender from and against all liabilities, obligations, damages, penalties, claims, causes of action, costs, charges and expenses (including without limiting the generality of the foregoing, court costs, reasonable attorneys' and consultants' fees, environmental cleanup costs, natural resources damages, fines, penalties and damages to persons, personal property, real property and business enterprises, including any and all past, present and future claims and liability arising out of or relating to the environmental condition of the Security, the existence of any environmental hazard on the Security and any release or threat of release of any Hazardous Substance (as hereinafter defined) of any kind in, on, under or from the Security at any time, regardless of whether caused by or within the control of the Borrower which may be imposed upon or incurred by or asserted against the Lender by reason of (i) any accident, injury or damage to any person or property occurring on or about the Security or any part thereof, (ii) any use, non-use or condition of the Security or any part thereof, (iii) any failure on the part of the Borrower to perform or comply with any of the provisions hereof, or (iv) any necessity to defend any of the rights, title or interest conveyed or created by this Contract, except to the extent any of the foregoing results from the gross negligence and/or willful misconduct of Lender. Any amounts payable to the Lender under this paragraph which are not paid within ten (10) days after written demand therefor by the Lender shall bear interest from the date of such demand until full payment thereof at a fluctuating annual rate (computed on the basis of a three-hundred-sixty-day (360-day) year and the actual number of days elapsed) equal to four percent (4%) over and above the Prime Rate, such fluctuating rate to change simultaneously with the changes in such Prime Rate, and such amounts, together with such interest, shall be deemed to be indebtedness secured by this Agreement. In no event shall the interest rate to be charged hereunder exceed the maximum permissible legal rate. In case any action, suit or proceeding is brought against the Lender by reason of any such occurrence, the Borrower upon request by the Lender, will at the Borrower's expenses resist and defend such action, suit or proceeding or cause the same to be resisted or defended, either by counsel designated by the Borrower and approved by the Lender or, where such occurrence is covered by liability insurance, by counsel designated by the insurer. Notwithstanding anything to the contrary in this Agreement, the provisions of this indemnity and all other representations, warranties and covenants contained in this Agreement shall survive the payment and satisfaction or termination of this Agreement. As used in this Agreement the term Hazardous Substance has the following meaning:

         HAZARDOUS SUBSTANCE: (i) any "hazardous substance", "pollutant" or "contaminant" as said terms are defined in clauses fourteen (14) and thirty-three (33) of Section one hundred one (101) of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) [Title Forty-Two (42) United States Code (U.S.C.) Section nine thousand six hundred one (9,601), clauses fourteen (14) and thirty-three (33)], or Title Forty (40) Code of Federal Regulations (C.F.R.) Part three hundred two (302), as said act and regulation may be amended from time to time; (ii) any "hazardous waste" as said term is defined in the Puerto Rico Environmental Quality Board Regulation for the Control of Hazardous and Non-Hazardous Solid Wastes, as said regulation may be amended from time to time; (iii) any toxic or hazardous substance, material or waste (whether solid, liquid or gaseous) (iv) any substance containing "petroleum", as that term is defined in Section nine thousand one (9001), clause eight (8) of the Resource Conservation and Recovery Act (RCRA), as amended (Title Forty-Two (42) U.S.C. Section six thousand nine hundred ninety-one (6,991), clause eight (8)], or Title Forty (40) C.F.R. Part two hundred eighty point one (280.1)], as said act and regulation may be amended from time to time or (v) any other substance for which any governmental entity now or hereafter requires special handling in its collection, storage, treatment or disposal.

         All covenants, agreements, representations and warranties made herein and in documents delivered in support of the LOAN request shall be deemed to have been material and relied on by the LENDER and shall survive the execution and delivery to the LENDER of the Acknowledgment Note(s) and disbursements thereunder. Such documents are identified in Exhibit "B".

         All sections and descriptive headings are inserted for convenience only, and shall not affect any construction or interpretation hereof.

         Unenforceability for any reason of any provision of this Agreement shall not limit or impair the operation or validity of any other provision of this Agreement.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

         This Agreement makes no provision for advances with respect to materials on site. Nevertheless, Lender, at its option, will make advances and/or loans for materials on site if requested by Borrower, for no more than Fifty Thousand Dollars ($50,000.00), and providing further that said amount shall be a part of the maximum amounts outstanding hereinbefore specified for development and/or construction. Any and all such materials on site shall be properly kept at a safe place separate and aside from any and all other materials, and shall be duly identified as required by Lender; in form and manner acceptable to the Lender and its counsel.

29. COMMITMENT FEE: BORROWER shall pay to LENDER a commitment fee of SIXTEEN THOUSAND DOLLARS ($16,000.00) for the granting of the interim and permanent loan, of which amount BORROWER has already paid to LENDER the amount of Eight Thousand Dollars ($8,000.00) and the remaining amount shall be paid to LENDER simultaneously with the execution of this Agreement.

30. LONG TERM FINANCING: Provided that if by the 450th calendar day after the date of this Agreement, (i) there is no default by BORROWER that remains uncured under this Agreement, the Mortgage, the Mortgage Note and/or the Acknowledgement Notes; (ii) the Building has then been constructed and finished substantially in accordance with the plans and specifications; (iii) all the Equipment has then been acquired by the BORROWER and, when applicable, installed in the Building; (iv) The Administration of Regulations and Permits ("ARPE") of the Commonwealth of Puerto Rico has then issued a Use Permit (the "Use Permit") for the Building; then and if the aforesaid conditions are met, LENDER irrevocably covenants and agrees that it will convert the LOAN into a permanent loan for the SECURITY, the Building and the Equipment. The LOAN (a) shall then continue to be secured as provided hereinbefore and as provided in the Mortgage, the Acknowledgment Notes and the Mortgage Note; (b) shall bear interest at a fluctuating annual rate equivalent to TWO HUNDRED (200) basis points over LIBOR; and (c) shall mature and be payable as set forth in paragraph 31 of this Agreement.

31.      MATURITY AND FORM OF PAYMENT OF PRINCIPAL OF AND INTEREST ON THE LOAN:

         A. PERMANENT FINANCING PERIOD: If the BORROWER complies with all conditions required under this Agreement for the conversion of the LOAN into a permanent financing as set forth in paragraph 30 of this Agreement, then, and in such event, the LOAN will be payable as follows, except if accelerated by LENDER as a result of any default(s) by BORROWER hereunder not cured within the period permitted hereunder in this Agreement.

                  1) One Hundred Eighty (180) consecutive monthly installments of $17,778.00 each for principal, plus interest, beginning thirty (30) days after conversion of the interim loan into a permanent loan.

         If the improvements are completed before the date hereinbefore indicated, the monthly payments of principal and interest will start thirty (30) days after the Use Permit is issued by ARPE. All payments made by Borrower to be credited to the permanent loan will be applied first to interest and thereafter they will be applied to reduce the outstanding principal balance.

32. COMMISSION FEE TO LENDER FOR CONVERSION TO PERMANENT FINANCING: The commission fee for the conversion of the Interim Loan into a Permanent Loan will be paid by Borrower to Lender as indicated in Paragraph 29 of this Loan Agreement.

33. PREPAYMENT: This Loan may be prepaid in whole or in part before maturity subject to ---at Lender's option--- the prepayment fee hereinafter specified.

         (i) If the payment is made within the first year from the conversion of the interim loan into a permanent loan, the prepayment fee will be equal to Three Percent (3%) of the outstanding balance of the Loan;

         (ii) If the payment is made after the first (1st) anniversary of said conversion but before the third (3rd) anniversary, the prepayment fee will be Two Percent (2%) of the outstanding balance;

         (iii) If the payment is made after the third (3rd) anniversary of said conversion but before the fifth (5th) anniversary, the prepayment fee will be one percent (1 %) of the outstanding balance.

         Notwithstanding the aforegoing, Borrower may prepay the outstanding balance due under the loan without any prepayment penalty provided that the funds used therefore have not been obtained by Borrower from the refinancing of the properties given as security for the Loan with another financial institution.

34. BONDED CONTRACTORS: All development and construction work to be financed with the proceeds of the LOAN shall be done by independent third party contractors acceptable to Lender under contracts which shall be bonded as to payment and performance by corporate surety acceptable to Lender. Copies of the contracts shall be furnished to the LENDER when executed together with copy(ies) of the applicable bond(s) showing the LENDER as a joint obligee thereunder.

35. ASSIGNMENT: It is understood and agreed that in the event that the LENDER, on account of a default by BORROWER, or by Agreement with BORROWER, becomes the owner of the SECURITY, and/or the Building, and/or the Equipment, then and in such event, any and all approvals, plans and specifications, servitudes and in general everything required in connection with the

         SECURITY, the Building and the Equipment, including but not limited to lease contracts, if any, covering the SECURITY and/or the Building and/or the Equipment and/or parts thereof, shall be of the exclusive ownership of the LENDER, with full authority and power to make whatsoever changes or amendments LENDER may deem advisable in connection therewith, and whoever contracts with the BORROWER shall have no right of any kind whatsoever to claim or allege against the LENDER in connection with any of the documents, instruments, approvals or otherwise covered by such assignment which is given as an integral part of the collateral or security of the LENDER.

36. SIGN ON THE PREMISES: During the construction period and until the Building is occupied, a sign shall be posted on the premises indicating that Banco Santander Puerto Rico is providing the interim and permanent financing for the project. The sign will be furnished by Borrower, at Borrower's expense. In any publicity or advertising of this project, regardless of the media, mention also shall be made that Banco Santander is providing the financing for the Building.

37.      OTHER CONDITIONS OF LENDING:

         a.       Borrower will maintain its deposit accounts with Lender.

         b.       [text represented as strike through]

         c. Borrower will not dispose of its current assets without the prior written approval of Lender.

         d. The Loan will not exceed Eighty Percent (80%) of the appraised value of the Property.

         e. The Parent Company will retain 100% percent of the stocks of Simmons Caribbean Bedding, Inc.


         f.       [text represented as strike through]

         Anyone of the following persons are authorized to request payment of certifications for works performed and to sign any and all documents, checks, drafts, contracts, releases and any other document related to this Loan Program:

   Name                                       Signature
----------                                    ----------

Jonathan C. Daiker                     /s/ Jonathan C. Daiker
                                       -----------------------
Roger W. Franklin                       /s/ Roger W. Franklin
                                       -----------------------
Hector M. Osorio                        /s/ Hector M. Osorio
                                       -----------------------



         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first above written.


BANCO STANDER PUERTO                           SIMMONS CARIBBEAN BEDDING,
RICO                                           INC.

/s/                                             /s/ Hector M. Osorio
--------------------------                     ---------------------------------
                                               /s/ Hector M. Osorio, President
/s/
--------------------------



Address:                                       Address:

P.0. Box 362589                                One Concourse Parkway
San Juan, P.R. 00936-2589                      Suite 600
                                               Atlanta, GA 30328

Affidavit Number 25,159 (copy)
                --------

         Subscribed and acknowledged to before me by Mister Hector M. Osorio, as President and General Manager of Simmons Caribbean

Bedding, Inc., of legal age, married, executive and resident of Guaynabo Puerto Rico; and by Ariel Lebron Lebron and Myrna Diaz Marrero


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

as Authorized Agents of Banco Santander Puerto Rico, of the personal circumstances above stated, personally known to me, at San Juan, Puerto Rico, this 12th day of December , 1997.

                                            MANUEL CORREA CALZADA
                                            NOTARY PUBLIC

EXHIBIT "A"


TO LOAN AGREEMENT executed by and between BANCO SANTANDER PUERTO RICO and SIMMONS CARIBBEAN BEDDING, INC., dated December 12, 1997.



         URBANA: Parcela deterreno radicada en el Barrio Las Cuevas de Trujillo Alto, Puerto Rico, identificada como solar Numero Seis (6) del Parque Industrial Las Cuevas, con una cabida superficial de Diez Mil Seiscientos Ochenta y Siete punto Setenta (10687.70) metros cuadrados, equivalentes a dos cuerdas con setecientos diecinueve (2.719) cienmilesimas de otra, en lindes por el Norte, con el solar numero Cinco (5) y con el area de viraje de la Calle "C" de la misma area industrial; por el Sur, con la Calle "A" del Parque Industrial; por el Este, con el area de uso publico del area industrial, solar Diecisiete
         (17) y con el area de viraje de la Calle "A" de la misma area industrial; y por el Oeste, con la Calle "C" de la misma area industrial.

         The above described property was segregated from a property formed by the grouping of certain properties as it appears from Deed Number Twenty (20), executed on December Four (4), Nineteen Hundred Ninety Two
         (1992), before Notary Edgardo L. Martinez, pending recordation. The properties that were grouped are the following: Properties Number Six Thousand Four Hundred Thirty Six (6,436), Property Number Eleven Thousand Seven Hundred Seventy Eight (11,778) and Four Thousand Three
         (4003), recorded at Pages Eighty Two (82), Seventy Eight (78) and One Hundred Twenty Nine (129) of Volumes One Hundred Twenty Eight (128), Two Hundred Thirty Eight (238) and Ninety (80) of Trujillo Alto, respectively.

                                   EXHIBIT "B"


TO LOAN AGREEMENT executed by and between BANCO SANTANDER PUERTO RICO and SIMMONS CARIBBEAN BEDDING, INC., dated December 12, 1997.


         The following items were furnished by or on behalf of Borrower to support the Loan, which is the subject of this Agreement. Lender, in agreeing to make this Loan has relied upon said items and any material misrepresentation shall be considered a default in the Loan.



1.   Financial Statements of Borrower as of
     _________,199__.
2.   Corporate Resolution of Borrower.
3.   Statement of property taxes.
4.   Appraisal
5.   ARPE Approval
6.   Final Construction Plans and Specifications.
7.   Survey of Property.
8.   Construction Contract.
9.   Construction Permit.
10. Subordination of the Parent Company of all outstanding loans of Borrower with the Parent Company.

                                  EXHIBIT "C"


TO LOAN AGREEMENT executed by and between BANCO SANTANDER PUERTO RICO and SIMMONS CARIBBEAN BEDDING, INC., dated December 12, 1997.



                  PAYMENT BREAKDOWN SCHEDULE
Reserve for construction                    $2,977,916.00

Reserve for payment of appraisal
report                                           4,500.00

Reserve for payment of legal
fees, Internal Revenue Stamps,
recording fees and title policy                41 ,872.00

* Reserve for payment of interest
during construction                             45,000.00

Reserve for payment of Bank
inspector                                        5,200.00

Reserve for contingencies                       32,512.00

Reserve for payment of commitment
fee                                              8,000.00

Reserve for payment of bonds and
insurance premiums                              25,000.00

Reserve for payment of consultant
expenses                                        60,000.00
                                            -------------

         TOTAL ............................ $3,200,000.00
                                            =============



         Of the Loan Amount, the sum of TWO MILLION NINE HUNDRED SEVENTY SEVEN THOUSAND NINE HUNDRED SIXTEEN DOLLARS ($2,977,916.00) is reserved for the construction as required by all governmental authorities of a commercial building of approximately 50,000 square feet and 66 parking spaces, as indicated in the Plans and Specifications submitted to Lender by Borrower.

Exhibit C

Page two



         The Borrower shall request disbursement by supplying to the Lender a Request in the form attached to Exhibit "D", which shall be completed and certified as indicated therein, together with a promissory note to the order of Banco Santander Puerto Rico indicating the amount to be disbursed properly signed by an authorized agent of the Borrower as identified in Exhibit "G" attached herein.

         From each amount approved for payment, there shall be withheld and retained by the Lender a sum equivalent to ten percent (10%) of the gross amount, and the amount so withheld and retained, hereinafter called "retainage", will be subordinated by BORROWER, contractors and sub-contractors until the Loan is converted to a permanent loan and until LENDER approve such retainage disbursement.

         In the event that any one of the budgeted amounts indicated herein exceeds its actual cost, the budgeted amount and the total amount of the loan will be adjusted accordingly.

         All closing costs to be disbursed at closing directly to Gonzalez Oliver, Correa Calzada, Collazo Salazar, Herrero & Jimenez.


--------------

* During the term of this loan, provided there is no default under this Contract that accelerates the due date of this Loan, Lender will charge this reserve each month the interest payment due as indicated in the Loan Agreement.

                                  EXHIBIT "C-1"



TO LOAN AGREEMENT executed by and between BANCO SANTANDER PUERTO RICO and SIMMONS CARIBBEAN BEDDING, INC., dated December 12, 1997.



                      Please refer to attached statement.


                                  Exhibit C-1
                                  -----------

                                Simmons Company
                       Advances to SCBI for New Facility

                                            Reference          Design            Construction
                                              Number            Fee                   Cost             Total
                                          ----------------------------------------------------------------------

Contract amount                                             $141,130.00        $2,836,786.00       $2,977,916.00

Amounts advanced to SCBI:
    For Ivan Hernandez                                       $34,860.00
                                               144           $26,965.00
                                               159           $28,975.00
                                               182           $17,065.00
                                               212            $9,285.00
    For Caribbean Industrial Construction       1                                $134,964.00
                                                2                                 $72,418.50
                                                3                                $177,933.60
                                                4                                $592,256.70
                                                        --------------------------------------------------------
         Total advances to SCBI                             $117,150:00          $977,572.80       $1,094,722.80

         Balance remaining                                   $23,980.00        $1,859,213.20       $1,883,193.20


Advances exclude amounts for initial land purchase.


CIC.wk4                                           A                  09-Dec-97

                                  EXHIBIT "D"


TO LOAN AGREEMENT executed by and between BANCO SANTANDER PUERTO RICO and SIMMONS CARIBBEAN BEDDING, INC., dated December 12, 1997.




                        Please refer to attached request.

                                                                         Exhibit

CONTINUATION SHEET                  AIA DOCUMENT G702A        PAGE    OF   PAGES
--------------------------------------------------------------------------------


AIA Document G702, APPLICATION AND CERTIFICATE FOR PAYMENT, containing                  APPLICATION NUMBER:
CONTRACTOR'S signed Certification is attached.
In tabulations below, amounts are stated to the nearest dollar.
Use Column 1 on contracts where variable retainage for  line items may apply.           ARCHITECT'S PROJECT NO.

-----------------------------------------------------------------------------------------------------------------------------------
                                               WORK COMPLETED
ITEM       DESCRIPTION      SCHEDULED       Previous       This          STORES        TOTAL COMPLETED       BALANCED      RETAINAGE
 No.         OF WORK          VALUE        Application   Application     MATERIALS    AND STORED TO DATE     TO FINISH
 A             B                C              D              E             F              G(D+E+F)     %      H(C-G)        I
------------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------------------------------------------------------------
        SUB TOTAL OR TOTAL
------------------------------------------------------------------------------------------------------------------------------------

                                           Exhibit D to Loan Agreement executed
                                           by and between Banco Santander Puerto
                                           Rico and

APPLICATION AND CERTIFICATE FOR PAYMENT                       AIA DOCUMENT G702                     PAGE ONE OF           PAGES
-------------------------------------------------------------------------------------------------------------------------------

PROJECT:                                              ARCHITECT:

(name, address)                                       ARCHITECT'S PROJECT NO:

                                                      CONTRACTOR:

TO (Owner)                                            CONTRACT FOR:

                                                      APPLICATION DATE:                  APPLICATION NO:

ATTN:                                                 PERIOD FROM:                       TO:
------------------------------------------------------------------------------------------------------------------------------
CHANGE ORDER SUMMARY                                  Application is made for Payment, as shown below, in connection with the
---------------------------------------------------   Contract. Continuation Sheet, AIA Document G702A, is attached.
Change Orders approved    ADDITIONS $  DEDUCTIONS $
in previous months by                                 The present status of the account for this Contract is as follows:
Owner-
                   TOTAL
===================================================   ORIGINAL CONTRACT SUM...................................$_______________
Subsequent Change Orders
------------------------
 Number      Approved
              (date)                                   Net change by Change Orders............................$_______________
---------------------------------------------------

                                                      CONTRACT SUM TO DATE....................................$_______________
                                                      ------------------------------------------------------------------------

                                                      TOTAL COMPLETED & STORED TO DATE........................$_______________
                                                       (Column G on G702A)
===================================================
        TOTALS                                        RETAINAGE____________%..................................$_______________
Net change by Change Orders  $_____________________    or as noted in Column I on G702A
---------------------------------------------------
                                                      TOTAL EARNED LESS RETAINAGE.............................$________________
State of:                    County of:

The undersigned Contractor certifies that the Work    LESS PREVIOUS CERTIFICATES FOR PAYMENT..................$________________
covered by this Application for Payment has been
completed in accordance with the Contract Documents,
that all amounts have been paid by him for Work for
which previous Certificates for Payment were issued   CURRENT PAYMENT DUE.....................................$________________
and payments received from the Owner, and that the
current payment shown herein is now due.              ------------------------------------------------------------------------

Contractor:                                           Subscribed and sworn to before me this         day of          ,19
                                                      Notary Public:
                                                      My Commission expires:
By:                          Date:
==============================================================================================================================
In accordance with the Contract and this Application for Payment the Contractor is entitled to                [ ] OWNER
payment in the amount shown above.                                                                            [ ] ARCHITECT
                                                                                                              [ ] CONTRACTOR
Architect:                                                                                                    [ ]
                                                                                                              [ ]
By:

This Certificate is not negotiable. It is payable only to the payee named herein and its issuance, payment and acceptance are without prejudice to any rights of the Owner or Contractor under their Contract.
-------------------------------------------------------------------------------------------------------------------------------


                                  EXHIBIT "E"

TO LOAN AGREEMENT executed by and between BANCO SANTANDER PUERTO RICO and SIMMONS CARIBBEAN BEDDING, INC., dated December 12, 1997.



         The following is a complete list of all outstanding and unpaid judgment and/or arbitration awards against the Borrower.




                                      NONE

                                  EXHIBIT "F"

TO LOAN AGREEMENT executed by and between BANCO SANTANDER
PUERTO RICO and SIMMONS CARIBBEAN BEDDING, INC., dated
December 12, 1997.






         See attached Corporate Resolution of Borrower.

                                  EXHIBIT "G"

TO LOAN AGREEMENT executed by and between BANCO SANTANDER
PUERTO RICO and SIMMONS CARIBBEAN BEDDING, INC., dated
December 12, 1997.


                              ACKNOWLEDGEMENT NOTE

VALUE:                                          DUE DATE: ON DEMAND

         FOR VALUE RECEIVED, the undersigned jointly and severally promises to pay to the order of Banco Santander Puerto Rico, on demand, the principal sum of plus interest until full payment hereof, at a fluctuating annual rate equivalent to Two Hundred (200) basis points over the London Interbank Offered Rate (LIBOR), adjusted every Ninety (90) days. Principal will be paid on demand and interest will be payable monthly in arrears.

         In case judicial proceedings be filed by the holder for the collection of any sum under this Promissory Note, undersigned hereby expressly submit to the jurisdiction and venue of the Courts of Puerto Rico or the United States sitting in the City of San Juan, Puerto Rico, which may have competent jurisdiction by virtue of the subject matter and/or amount in controversy and we expressly agree to pay all costs, expenses and disbursements, including attorneys fees, incurred by holder in the collection of this obligation in a liquidated sum equal to Ten Percent (10%) of the principal amount of this Promissory Note even in, but not limited to the case where proceedings are carried by default or in bankruptcy, and said sums to be due, and owing by the mere filing, through or by an attorney, of the proof of claim in bankruptcy, complaint or any other judicial claim, or placing in the hans of an attorney for collection. Upon non compliance with any of the above or non-payment of any installment of principal and/or interest when due, any obligations subscribed by us in favor or in possession of the holder of this Promissory Note, shall, at the option of the holder and without notice or demand, become immediately due and payable together with interest, collection charges and attorney's fees. The makers, endorsers, and all parties to this Promissory Note hereby waive presentment for payment, demand, protest, notice of dishonor hereof, and further hereby waive all benefit of valuation, appraisement, and exemption laws. The holder may extend the time of payment of this Promissory Note, postpone the enforcement hereof, grant any other indulgence and add or release any party primarily or secondarily liable hereon without affecting or diminishing the holder's right of recourse against the makers, endorsers and all parties to this Promissory Note which right is hereby expressly reserved.

         This Note is one of a series of notes of like tenor issued pursuant to and entitled to the benefits and security provided for by a Loan Agreement dated
         ,1997, between SIMMONS CARIBBEAN BEDDING, INC. (Borrower) and BANCO SANTANDER PUERTO RICO (Lender) a Puerto Rico banking corporation, and the sum constitutes a portion of the principal of the Mortgage Note(s) identified in the Loan Agreement which guarantees all such advances.

         This Note is subject to acceleration as provided in said Loan
Agreement.

Exhibit G
Page two

         This Note is issued and accepted as acknowledgement of Certification Number _______, but not in payment of same.

         San Juan, Puerto Rico, this

                                       SIMMONS CARIBBEAN BEDDING,
                                       INC.

                                       __________________________

                                  EXHIBIT "H"

TO LOAN AGREEMENT executed by and between BANCO SANTANDER
PUERTO RICO, and SIMMONS CARIBBEAN BEDDING, INC., dated
December 12, 1997.





                        Please refer to attached Plans.

                                  EXHIBIT "I"


TO LOAN AGREEMENT executed by and between BANCO SANTANDER
PUERTO RICO and SIMMONS CARIBBEAN BEDDING, INC., dated
December 12, 1997.





                    Please refer to attached Specifications.

   DEED NUMBER: SIXTY SEVEN (67)

                                DEED OF MORTGAGE

   In San Juan, Puerto Rico this twelfth (12th) day of December, Nineteen Hundred Ninety Seven


                                    BEFORE ME

   MANUEL CORREA CALZADA


   Attorney at Law and Notary Public for Puerto Rico, with offices and residence in San Juan, Puerto Rico.

                                     APPEAR

   AS THE FIRST PART: SIMMONS CARIBBEAN BEDDING, INC. (Employer's Identification Number 66-0431881), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, herein represented by its President and General Manager Mister Hector M. Osorio, of legal age, married and resident of Guaynabo , Puerto Rico, who represents and assures that he has been duly authorized to appear herein on behalf of Mortgagor.

   AS THE SECOND PART: BANCO SANTANDER PUERTO RICO (Employer Identification Number 66-0312389), a banking corporation duly organized under the laws of the Commonwealth of Puerto Rico, represented herein by its Authorized Agents Ariel Lebron and Myrna Diaz Marrero both of legal age, married and resident of Trujillo Alto and San Juan, Puerto Rico respectively duly authorized by Banco Santander Puerto Rico to appear herein on its behalf.

   The appearing parties assure me that they are in the full enjoyment and exercise of their civil rights, nothing to the contrary being known to me, and being in my judgement legally competent to execute this instrument, they freely and voluntarily__________________________________________.

                                      STATE

   FIRST: That Mortgagor is the owner of record, with valid, good, legal, recordable, insurable and marketable fee simple title ("pleno dominio") of the property (at times hereinafter referred to as the "property" or "the mortgaged property") described in paragraph TWENTY SEVENTH of this deed.

   SECOND: On this date the Mortgagor has issued a mortgage note in the principal amount of THREE MILLION TWO HUNDRED THOUSAND DOLLARS ($3,200,000.00) (hereinafter called the "Mortgage Note"), bearing interest at the rate hereinafter indicated in Paragraph TWENTY SIXTH , until full and complete payment of same, with principal and interest payable to the order of Banco Santander Puerto Rico on demand, in lawful money of the United States of America, at such place as the owner and/or holder of the aforesaid Mortgage Note may from time to time in writing specify, which Mortgage Note is literally transcribed in Paragraph TWENTY SIXTH of this deed.

   THIRD: In order to guarantee and secure (i) the full and complete payment of the principal and interest of the Mortgage Note; (ii) the performance of each of the terms therein and herein contained; (iii) an additional credit in an amount corresponding to five annual interest payment to secure interest in addition to those secured by law; (iv) an additional credit in the amount of THREE HUNDRED TWENTY THOUSAND DOLLARS ($320,000.00) to cover the costs and expenses (including attorney's fees) incurred by the owner and/or holder of the Mortgage Note in the event that said owner and/or holder shall take recourse to the courts or any other governmental agency in order to collect all or any part of the principal thereof or any interest thereon (by foreclosure or other proceedings or action including proceedings under the Bankruptcy Act); (v) an additional credit in the amount of THREE HUNDRED TWENTY THOUSAND DOLLARS ($320,000.00) to cover any amounts that may be paid or advanced by the owner and/or holder of the Mortgage Note, together with interest thereon; and (vi) the full and punctual performance and compliance by the Mortgagor of all its obligations of any nature whatsoever to the owner and/or holder of the Mortgage Note, Mortgagor hereby constitutes and creates a VOLUNTARY FIRST MORTGAGE (hereinafter referred to as the "Mortgage"), in favor of the owner and/or holder of the Mortgage Note (hereinafter also called "Mortgagee"), encumbering the following properties (hereinafter also called the "Mortgaged Property".

   (a) the properties mentioned and described in Paragraphs FIRST and TWENTY SEVENTH respectively of this deed;

   (b) All of the buildings, structures, improvements and facilities now or hereafter located thereon;

   (c) All of the rights of way or use, easements, servitudes, licenses, tenements, hereditaments and other appurtenances now or hereafter belonging or appertaining to the properties mentioned in this Paragraph THIRD of this deed;

   (d) all renewals and replacements of, substitutions for and additions to the property described in Articles (a) and (b) above, and all other property, real or personal, or mixed, now owned or hereafter acquired by Mortgagor and enjoyed in common with or in any way appertaining to such property described in Articles
(a) and (b) above (other than the inventory, machinery and other equipment of Mortgagor that is not a fixture to the real property), as well as all lands which may be consolidated or grouped with the other property(ies) mentioned in this paragraph THIRD of this deed;

   (e) all awards, compensations, and payment in respect of any taking by condemnation or eminent domain or any of the foregoing; and

   (f) all rents, earnings, revenues, issues and profits of all the foregoing.

   FOURTH: The Mortgagor represents and warrants to the Mortgagee as follows:

   (a) That the Mortgaged Property is free and clear of all liens, restrictions or encumbrances whatsoever, except for those matters shown on the loan and the insurance policy obtained by Mortgagee in connection to the loan evidenced by the Mortgage Note;

   (b) That it has good right and lawful authority to convey, mortgage and pledge the Mortgaged Property in the manner and form hereby conveyed, mortgaged and pledged;

   (c) That all taxes and assessments that are presently due and payable on the Mortgaged Property have been fully paid and satisfied and that said Mortgaged Property is free from unpaid taxes and assessments;

   (d) That it will warrant and defend said Mortgaged Property against all and every person or persons claiming the same or any part thereof.

   FIFTH: Mortgagor will promptly pay the principal of and accrued interest on the Mortgage Note on demand by its owner and/or holder, except as otherwise provided in the Loan Agreement of even date herewith, and will maintain its existence and the lien of the Mortgage as a valid, direct first and senior mortgage lien of record on the Mortgaged Property and every part thereof, whether now owned or hereafter acquired, subject to no prior or equal lien, charge or encumbrance.

   SIXTH: Subject to ARTICLE NINTH relating to contests, Mortgagor will pay and discharge any and all imposition(s) within such time as the same shall be payable without penalty, fine or interest and will furnish to Mortgagee from time to time, upon request, official receipts or other satisfactory proof evidencing such payment(s).

   SEVENTH: Subject to Paragraph NINTH relating to contests, Mortgagor at its expense will promptly comply with all legal requirements and insurance requirements, whether or not compliance therewith shall require structural changes in the Mortgaged Property, and will procure, maintain and comply with all permits, licenses and other authorizations required for any use of the Mortgaged Property or any part thereof then being made and for the proper erection, installation, operation and maintenance of the Mortgaged Property or any part thereof and will comply with any instruments of record affecting the Mortgaged Property or any part thereof at the time in force.

   EIGHTH: Subject to Paragraph NINTH relating to contests, Mortgagor will not create or permit to be created or to remain, and will discharge, any mortgage lien, encumbrance, or charge upon the Mortgaged Property, or any part thereof, other than (a) this Mortgage, (b) mortgages junior in lien or subordinated to this Mortgage, as may be approved in writing by the owner and/or holder of the Mortgage Note,

(C) mechanics', laborers', materialmen, suppliers', or vendors' liens not filed for record for charges not delinquent, incident to then current construction of improvements on the Mortgaged Property; (d) easements or reservations with respect to the Mortgaged Property for rights of way for electric transmission and distribution lines, telephone and telegraph lines, fuel, water, sewage and drainage pipelines and channels and all other similar purposes, provided that such easements and reservations do not, either in any case or in the aggregate, materially interfere with the occupancy or use of the Mortgaged Property, and
(e) any restrictive covenants which may be required by any governmental authority, agency or entity having jurisdiction, in connection with any improvements and/or construction that Mortgagor might do or cause to be done on the Mortgaged Property, with the prior written approval of the owner and/or holder of the Mortgage Note.

   NINTH: Mortgagor, at its expense, may contest in good faith, after prior written notice to Mortgagee, by appropriate proceedings promptly initiated and conducted with due diligence, the amount and/or validity and/or application, in whole or in part, of any imposition and/or legal requirement or of any lien, encumbrance, charge or claim upon the Mortgaged Property or the application of any instrument of record referred to in Paragraph SEVENTH of this deed and may defer payment thereof, provided that (a) in the case of any such unpaid imposition, lien, encumbrance, charge or claim, such proceedings shall suspend the collection thereof from Mortgagor or the Mortgaged Property, (b) neither the Mortgaged Property nor any part thereof or interest thereon would be in danger of being sold, forfeited, or lost, (c) in the case of a legal requirement, neither Mortgagor nor Mortgagee would be subject to civil or criminal liability for failure to comply therewith; (d) Mortgagor shall have furnished such security, if any, as may be required in the proceedings or as may be reasonably requested by Mortgagee, and (e) Mortgagor shall pay the amount thereof finally determined and shall hold Mortgagee harmless of and from any loss by reason of deferment.

   TENTH: The Mortgagee agrees to execute at Mortgagor's expense, all deeds which shall be required for the creation of restrictive covenants and easements and for the conveyance of part of the Mortgaged Property for public use as required by the Planning Board and/or the Permits and Regulations Administration of the Commonwealth of Puerto Rico in connection with the development by Mortgagor of any housing or other type of project in the Mortgaged Property provided, however, that no such development may be commenced without the prior written approval of the Mortgagee and that such deeds shall be in form and substance satisfactory to the Mortgagee.

   ELEVENTH: Nothing contained in this Mortgage shall constitute any consent or request by Mortgagee, expressed or implied, for the performance of any labor or services, or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, nor as giving Mortgagor any right, power of authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Mortgagee in respect thereof or any claim that any lien based on the performance of such labor or services, or the furnishing of any such materials or other property is or may be prior to the lien of this Mortgage.

   TWELFTH: The Mortgagor shall protect, indemnify and save harmless the Mortgagee from and against all liabilities, obligations, damages, penalties, claims, causes of action, costs, charges and expenses (including without limiting the generality of the foregoing, court costs, attorneys' and consultants' fees, environmental cleanup costs, natural resources damages, fines, penalties and damages to persons, personal property, real property and business enterprises, including any and all past, present and future claims and liability arising out of or relating to the environmental condition of the Mortgaged Property, the existence of any environmental hazard on the Mortgaged Property and any release or threat of release of any Hazardous Substance (as hereinafter defined) of any kind in, on, under or from the Mortgaged Property at any time, regardless of whether caused by or within the control of the Mortgagor which may be imposed upon or incurred by or asserted against the Mortgagee by reason of (i) any accident, injury or damage to any person or property occurring on or about the Mortgaged Property or any part thereof, (ii) any use, non-use or condition of the Mortgaged Property or any part thereof,
(iii) any failure on the part of the Mortgagor to perform or comply with any of the provisions hereof, or (iv) any necessity to defend any of the rights, title or interest conveyed or created by this Mortgage, except to the extent any of the foregoing results from the gross negligence or willful misconduct of lender or its agents, employees or contractors. Any amounts payable to the Mortgagee under this paragraph which are not paid within ten (10) days after written demand therefor by the Mortgagee shall bear interest from the date of such demand until full payment thereof at a fluctuating annual rate (computed on the basis of three-hundred-sixty-day (360-day) year and the actual number of days elapsed) equal to four percent (4%) over and above the "prime rate" publicly announced by Citibank, N.A. in New York, New York, as its reference, base or prime rate (herein the "prime rate" such fluctuating rate to change simultaneously with the changes in the prime rate, and such amounts, together with such interest, shall be deemed to be indebtedness secured by this Mortgage. In no event shall the interest rate to be charged hereunder exceed the maximum permissible legal rate. In case any action, suit or proceeding is brought against the Mortgagee by reason of any such occurrence, the Mortgagor upon request by the Mortgagee, will at the Mortgagor's expenses resist and defend such action, suit or proceeding or cause the same to be resisted or defended, either by counsel designated by the Mortgagor and reasonably approved by the Mortgagee or, where such occurrence is covered by liability insurance, by counsel designated by the insurer. Notwithstanding anything to the contrary in this Mortgage, the provisions of this indemnity and all other representations, warranties and covenants contained in this Deed shall survive the payment and satisfaction or termination of this Mortgage. As used in this Mortgage the term Hazardous Substance has the following meaning:

   HAZARDOUS SUBSTANCE: (i) any "hazardous substance", "pollutant" or "contaminant" as said terms are defined in clauses fourteen (14) and thirty-three (33) of Section one hundred one (101) of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) [ Title Forty-Two (42) United States Code (U.S.C.) Section nine thousand six hundred one (9,601), clauses fourteen (14) and thirty-three (33)], or Title Forty (40) Code of Federal Regulations (C.F.R.) Part three hundred two (302), as said act and regulation may be amended from time to time; (ii) any "hazardous waste" as said term is defined in the Puerto Rico Environmental Quality Board Regulation for the Control of Hazardous and Non-Hazardous Solid Wastes, as said regulation may be amended from time to time; (iii) any toxic or hazardous substance, material or waste (whether solid, liquid or gaseous); (iv) any substance containing "petroleum", as that term is defined in Section nine thousand one (9001), clause eight (8) of the Resource Conservation and Recovery Act (RCRA), as amended [Title Forty-Two (42) U.S.C. Section six thousand nine hundred ninety-one (6,991), clause eight (8)], or Title Forty (40) C.F.R. Part two hundred eighty point one (280.1)], as said act and regulation may be amended from time to time; or (v) any other substance for which any governmental entity now or hereafter requires special handling in its collection, storage, treatment or disposal.

   THIRTEENTH: In the event of Taking(s) of all or any part of the Mortgaged Property, Mortgagee shall be entitled to receive all awards and payments on account of such Taking(s). Subject to such provision, Mortgagor hereby irrevocably authorizes and empowers Mortgagee in the name of Mortgagor or otherwise by Mortgagors' claim to collect any such award(s) or payment(s) and to collect, issue receipt for and retain the same. Mortgagor will pay all costs and expenses (including without limitation, attorney's fees and expenses) of Mortgagee in connection with any such Taking(s) and seeking, obtaining and receiving any award or payment in respect therefor.

   In the event of any Taking of the fee or of a perpetual easement upon the Mortgaged Property, or in the event of a Taking of such a substantial part of the Mortgaged Property that, in the good faith judgment of Mortgagor of which written notice must be given to Mortgagee within twenty five (25) days after such Taking, the remaining part of the Mortgaged Property is insufficient for the use for which the Mortgaged Property is being used or developed, (such Taking being hereinafter called a "Total Taking") all awards and payments collected by Mortgagee after the payment of costs and expenses (including without limitation, attorney's fees and expenses incurred in the seeking, obtaining and receiving thereof, shall be applied by Mortgagee to the payment of any notes or obligations of Mortgagor evidenced by the Mortgage Note or for which the Mortgage Note is assigned or pledged as security.

   In the event of any Taking of the Mortgaged Property other than a Total Taking, Mortgagor shall, at its expense and whether or not the awards and payments on accounts of such Taking shall be sufficient for the purpose, promptly effect the restoration of the Mortgaged Property to as nearly as possible its value, condition and character immediately prior to such Taking, except for any reduction in land area caused thereby. All awards and payments collected by Mortgagee on account of any such Taking, after the payment of costs and expenses (including without limitation attorney's fees and expenses) incurred in the seeking, obtaining and receiving thereof; shall be held by

Mortgagee and applied and paid over toward the cost of such restoration.

   FOURTEENTH: In case Mortgagor shall fail to pay any principal of or accrued interest on the Mortgage Note on demand by its owner and/or holder within ten
(10) days after written notice from Mortgagee or shall fail duly and punctually to perform any of the other terms of the Mortgage Note or this Mortgage or of any obligation which the Mortgage Note and this Mortgage secure within thirty
(30) days after written notice from Mortgagee, then at any time thereafter Mortgagee may, at its election:

   (a) proceed to enforce the payment of the Mortgage Note and/or to foreclosure of the lien of this Mortgage as against all or any part of the Mortgaged Property (by summary proceedings or otherwise) and to have the same sold under the judgment or decree of a court of competent jurisdiction, or;

   (b) enter upon and take possession of the Mortgaged Property or any part thereof by force, summary proceedings, ejectment or otherwise and remove Mortgagor and all other persons and any and all properties therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues, and proceeds, accruing with respect thereto or any part thereof. In connection with any of the foregoing, Mortgagee shall, as a matter of right and without regard to the solvency of the Mortgagor or the adequacy of the security for the indebtedness from Mortgagor to Mortgagee, be entitled to the appointment of a receiver for all or any part of the Mortgaged Property, whether such receivership be incidental to a proposed sale of the Mortgaged Property or otherwise, and Mortgagor hereby consents to the appointment of such a receiver and will not oppose any such appointment.

   FIFTEENTH: The proceeds of any foreclosure sale hereunder of the Mortgaged Property or any part thereof, and the proceeds of any possession, holding, operating and management of the Mortgaged Property or any part thereof by Mortgagee or a receiver hereunder, shall be applied to pay:

   First: All reasonable and actual costs and expenses (including without limitation, attorney's fees and expenses) of such sale or the entering upon, taking of possession or holding, operating and managing the Mortgaged Property, as the case may be, and any taxes, assessments or other charges prior to the lien of this Mortgage that Mortgagee may consider it necessary or desirable to pay;

   Second: All amounts of interest and principal due and unpaid on all indebtedness and/or obligations of Mortgagor secured by this Mortgage, other than the Mortgage Note;

   Third: All amounts of interest and principal at the time due and payable on the Mortgage Note; and

   Fourth: The balance, if any, to Mortgagor.

   SIXTEENTH: Each right, power or remedy of Mortgagee provided for in this Mortgage shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Mortgagee of any one or more of the rights, powers or remedies provided for in this Mortgage or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Mortgagee of any or all such other rights, powers or remedies. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law, and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any provision(s) of this Mortgage shall be determined to be invalid, illegal or unenforceable, the validity of other provisions of this Mortgage shall in no way be affected by such determination.

   SEVENTEENTH: No failure by Mortgagee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach hereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect with respect to any other then existing or subsequent breach of any nature whatsoever under this Mortgage and/or the Mortgage Note.

   EIGHTEENTH: If Mortgagor shall fail to make any payment or perform any act required to be made or performed hereunder beyond the expiration of any applicable notice and cure periods, Mortgagee, without further notice to or demand upon Mortgagor, and without waiving or releasing any obligation or default of Mortgagor, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Mortgagor, and may enter upon the Mortgaged Property for such purpose and take all such action as it may consider necessary or appropriate for such purpose. All sums so paid by Mortgagee and all reasonable and actual costs and expenses (including without limitation, attorney's fees and expenses) so incurred, together with interest at the rate hereinafter set forth in Paragraph TWENTY SIXTH of this deed, from the date of payment or incurring until the date of reimbursement to Mortgagee, shall constitute additional indebtedness secured by this Mortgage and shall be paid by Mortgagor to Mortgagee on demand.

   NINETEENTH: At the written request of Mortgagee, Mortgagor at its expense will execute, acknowledge and deliver all such instruments, including but not limited to additional and/or aclaratory deeds, substitute notes, explanatory documents and/or any other document(s) or instrument(s) which might be reasonably necessary, and take all such actions as may be reasonably required and/or as Mortgagee may from time to time request for (a) the better assuring to Mortgagee of the validity and enforceability of the property rights hereby mortgaged and assigned or intended so to be, and (b) to cause the Mortgage to be properly recorded without defects, as a first lien of record encumbering the Mortgaged Property, in the appropriate Section of the Registry of Property of Puerto Rico, with all stamps duly paid and, in the event Mortgagor fails to pay any amount(s) required to comply with its obligations under this paragraph NINETEENTH, Mortgagee may (but shall not be obligated to) without notice to Mortgagor make any such payment(s), which would then be guaranteed and secured by the Mortgage. Without notice to or consent of Mortgagor, and without impairment of the lien and rights under this Mortgage, Mortgagee may take (but Mortgagor shall not be obligated to furnish) from Mortgagor or from any other person or persons, additional security for the Mortgage Note. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent Mortgagee from resorting first to such additional security, or first to the security created by this Mortgage, in either case without affecting Mortgagee's lien and rights under this Mortgage.

   TWENTIETH: In compliance with Article ONE HUNDRED SEVENTY NINE (179) of the Mortgage Law of Puerto Rico, as amended, and only for the purpose of determining the minimum allowable bid on the first auction in the event of foreclosure of the Mortgage, Mortgagor hereby declares and agrees that the value of the Mortgaged Property is THREE MILLION TWO HUNDRED THOUSAND DOLLARS
($3,200,000.00).

   TWENTY FIRST: The Mortgagor warrants that it will cause the Mortgage created by this deed to be recorded in due course as a first mortgage encumbering the hereinabove described Mortgaged Property in the appropriate Section of the Registry of the Property of Puerto Rico and, in connection with such obligation, to comply with the provisions of Paragraph NINETEENTH of this deed.

   TWENTY SECOND: All notices to and demands and requests upon Mortgagor under this Mortgage shall be in writing and shall be deemed to have been properly given or made if sent by United States registered or certified mail, postage prepaid, addressed to Mortgagor at such place as Mortgagor may have notified Mortgagee in writing.

   TWENTY THIRD: The Mortgagor will cause the buildings on the premises and the fixtures and all articles of personal property which are included in the Mortgaged Property covered by this Mortgage to be insured against loss by fire, casualty and other hazards specified by the Mortgagee and against loss by such other hazards as may be reasonably required by the Mortgagee for the benefit of the Mortgagee. Such insurance shall be written by such companies, in such amounts and in forms satisfactory to the Mortgagee, and the Mortgagor will deliver the certificates of insurance evidencing such insurance to the Mortgagee and will reimburse the Mortgagee for any premiums paid for insurance procured by the Mortgagee or deemed necessary by it in the event that after written notice from Mortgagee, Mortgagor fails to obtain such insurance within thirty (30) days.

   TWENTY FOURTH: As used in this Mortgage, the following terms have the following respective meanings:

   Imposition(s): All real estate and other taxes or assessments (including without limitation), all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof or during the remaining in force hereof, water, sewer, or other rents, rates and charges, excises, levies, license fees, permit fees, inspection fees and other, authorization fees and other charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforseen, of every character (including all penalties or interests thereon), which at any time may be assessed, levied, confirmed or imposed on or in respect of, or be or become a lien upon

(a) the Mortgaged Property or any part thereof or any rents, issues, income, profits, or earnings therefrom, or any estate right or interest therein, or (b) any occupancy, use or possession of or sales from the Mortgaged Property or any part thereof.

   Legal Requirements: All laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, direction and requirement of all governments, departments, commissions, boards, courts, authorities, agencies, officials and/or officers having jurisdiction over the Mortgaged Property, Mortgagor or any tenant occupying all or any part of the Mortgaged Property, whether foreseen or unforeseen, ordinary or extraordinary, which now or at any time thereafter may be applicable to the Mortgaged Property or any part thereof, or any of the streets, roads, alleys, passageways, sidewalks, curbs, malls, gutters, vaults, or vault spaces adjoining the Mortgaged Property or any part thereof, or any use or condition of the Mortgaged Property or any part thereof.

   Mortgage: This instrument, as the same may be supplemented and amended from time to time.

   Mortgage Note(s): As defined in Paragraph SECOND of this deed.

   Mortgagee: Banco Santander Puerto Rico, or the holder and/or owner (whether by way of pledge, endorsement, assignment for security or otherwise) of the Mortgage Note.

                   Mortgagor: SIMMONS CARIBBEAN BEDDING, INC.

   Mortgaged Property: As defined in Paragraph FIRST, THIRD AND TWENTY SEVENTH of this deed.

   Taking: A taking of all or part of the Mortgaged Property as a result of or in lieu, or in anticipation of the exercise of the rights of condemnation or eminent domain, or a change of grade adversely affecting the Mortgaged Property.

   Total Taking: As defined in Paragraph THIRTEENTH of this deed.

   TWENTY FIFTH: Miscellaneous: All of the terms of this Mortgage shall apply to and be binding upon the successors and assigns of Mortgagor or subsequent each successor or assign and shall inure to the benefit of the owner and/or holder from time to time of the Mortgage Note. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the holder and/or owner of the Mortgage Note, notice of which must be written as a legend in the Mortgage Note. All of the costs, expenses, notarial and recordation fees and/or stamps related to the execution of the Mortgage Note, to the execution and recordation of this Mortgage and to any action of Mortgagor and/or Mortgagee required in this deed shall be for the account of and payable by Mortgagor.

   TWENTY SIXTH: The Mortgage Note referred to in Paragraph SECOND hereof, literally transcribed reads as follows:

                                  MORTGAGE NOTE
FOR: $3,200,000.00                                    MATURITY: ON DEMAND

   FOR VALUE RECEIVED, SIMMONS CARIBBEAN BEDDING, INC., a Puerto Rico corporation ("Borrower"), promises to pay to the order of Banco Santander Puerto Rico, on demand, at such place as the holder of this Mortgage Note may specify in writing from time to time, in lawful money of the United States of America, the principal sum of THREE MILLION TWO HUNDRED THOUSAND DOLLARS ($3,200,000.00), together with interest thereon from the date of this Mortgage Note until full payment hereof, payable on the first day of each and every month following the date hereof, at a fluctuating annual rate equivalent to Two Hundred (200) basis points over the London Interbank Offered Rate (LIBOR), adjusted every Ninety
(90) days.

   In case the owner and/or holder of this Mortgage Note shall take recourse to foreclosure or other judicial proceedings, including any proceedings under the Bankruptcy Act, for the collection of all or any part of the principal hereunder or any interest thereon, the Borrower hereby agrees to pay an additional amount equal to ten percent (10%) of the principal of this Mortgage Note, as liquidated amount, without necessity of further liquidation or approval by the Court, to cover costs and expenses (including attorney's fees and expenses) of such foreclosure or judicial proceedings.

   The undersigned hereby waives presentment, protest, demand and notice of nonpayment.

   This Note is guaranteed and secured by a First Mortgage upon certain Mortgaged Property constituted as per Deed Number--67-- of this date before the subscribing Notary.

   In San Juan, Puerto Rico, this 12th day of December, 1997.


SIMMONS CARIBBEAN BEDDING, INC.

By: (Signed) Hector M. Osoria
             President and General Manager

Affidavit No. 25,160 Subscribed and acknowledged to before me by Mister Hector
M. Osorio, as President and General Manager of Simmons Caribbean Bedding, Inc., of legal age, married, executive and resident of Guaynabo Puerto Rico, personally known to me, at San Juan, Puerto Rico, this 12th day of December, 1997.

(SIGNED) MANUEL CORREA CALZADA
Notary Public."


   There appears the seal of the Notary.

   TWENTY SEVENTH: The Mortgaged Property referred to in Paragraphs FIRST and THIRD of this deed, is described in the Spanish language as follows:

   URBANA: Parcela de terreno radicada en el Barrio Las Cuevas de Trujillo Alto, Puerto Rico, identificada como solar Numero Seis (6) del Parque Industrial Las Cuevas, con una cabida superficial de Diez Mil Seiscientos Ochenta y Siete punto Setenta (10687.70) metros cuadrados, equivalentes a dos cuerdas con setecientos diecinueve (2.719) cienmilesimas de otra, en lindes por el Norte, con el solar numero Cinco (5) y con el area de viraje de la Calle "C" de la misma area industrial; por el Sur, con la Calle "A" del Parque Industrial; por el Este, con el area de uso publico del area industrial, solar Diecisiete (17) y con el area de viraje de la Calle "A" de la misma area industrial; y por el Oeste, con la Calle "C" de la misma area industrial.

   The above described property was segregated from a property formed by the grouping of certain properties as it appears from Deed Number Twenty (20), executed on December Four (4), Nineteen Hundred Ninety Two (1992), before Notary Edgardo L. Martinez, pending recordation. The properties that were grouped are the following: Properties Number Six Thousand Four Hundred Thirty Six (6,436), Property Number Eleven Thousand Seven Hundred Seventy Eight (11,778) and Four Thousand Three (4003), recorded at Pages Eighty Two (82), Seventy Eight (78) and One Hundred Twenty Nine (129) of Volumes One Hundred Twenty Eight (128), Two Hundred Thirty Eight (238) and Ninety (80) of Trujillo Alto, respectively.

   Mortgagor acquired the above described property as it appears from Deed Number Fourteen (14), executed at San Juan, Puerto Rico, on the second (2nd) day of June, Nineteen Hundred Ninety Seven (1997), before Notary Edgardo L. Martinez Nazario, pending recordation.

   TWENTY EIGHTH: It is understood and agreed that in the event that the Mortgagee, on account of a default by Mortgagor, or by Agreement with Mortgagor, becomes the owner of the Mortgaged Property, then and in such event, any and all approvals, plans and specifications, servitudes, lease contracts, and in general everything required and or related to development, use and disposition of the Mortgaged Property, shall be of the exclusive ownership of the Mortgagee, with full authority and power to make whatsoever changes or amendments Mortgagee may deem advisable in connection therewith, and whoever contracts with the Mortgagor shall have no right of any kind whatsoever to claim or allege against the Mortgagee in connection with any of the documents, instruments, approvals or otherwise, which documents are given as an integral part of the collateral security of the Mortgage.

   The appearing parties ratify, confirm and accept this Mortgage because the same has been drawn in accordance with their instructions.

   I, the Notary Public, do hereby CERTIFY that this document was read by the appearing parties, that I, the Notary, and the said appearing parties can read and understand the English language, that I, the Notary, advised the appearing parties of the legal effects of this document, that the said parties signed this Mortgage, that the said appearing parties initialed every page hereof in my presence and that the said appearing parties waived their right to request the presence of witnesses of which right I appraised them.

   And I, the Notary, do hereby also certify as to my personal knowledge of the appearing parties and as to their personal circumstances, in accordance with their statements, as well as to all other things herein contained.

   FIRMADO: HECTOR M. OSORIO, ARIEL LEBRON LEBRON Y MYRNA DIAZ MARRERO

                                 MORTGAGE NOTE


FOR: $3,200,000.00                                     MATURITY: ON DEMAND

         FOR VALUE RECEIVED, SIMMONS CARIBBEAN BEDDING, INC., a Puerto Rico corporation ("Borrower"), promises to pay to the order of Banco Santander Puerto Rico, on demand, at such place as the holder of this Mortgage Note may specify in writing from time to time, in lawful money of the United States of America, the principal sum of THREE MILLION TWO HUNDRED THOUSAND DOLLARS ($3,200,000.00), together with interest thereon from the date of this Mortgage Note until full payment hereof, payable on the first day of each and every month following the date hereof, at a fluctuating annual rate equal to Two Hundred (200) basis points over the London Interbank Offered Rate (LIBOR), adjusted every Ninety
(90) days.

         In case the owner and/or holder of this Mortgage Note shall take recourse to foreclosure or other judicial proceedings, including any proceedings under the Bankruptcy Act, for the collection of all or any part of the principal hereunder or any interest thereon, the Borrower hereby agrees to pay an additional amount equal to ten percent (10%) of the principal of this Mortgage Note, as liquidated amount, without necessity of further liquidation or approval by the Court, to cover costs and expenses (including attorney's fees and expenses) of such foreclosure or judicial proceedings.

         The undersigned hereby waives presentment, protest, demand and notice of nonpayment.

         This Note is guaranteed and secured by a First Mortgage upon certain Mortgaged Property constituted as per Deed Number -67- of this date before the subscribing Notary.

         In San Juan, Puerto Rico, this 12th day of December, 1997


                                      SIMMONS CARIBBEAN BEDDING, INC.

                                      /s/ Hector M. Osorio
                                      -------------------------------
                                      Hector M. Osorio
                                      President and General Manager

Affidavit No. 25,160
             -------

         Subscribed and acknowledged to before me by Mister Hector M. Osorio, as President and General Manager of Simmons Caribbean Bedding, Inc., of legal age, married, executive and resident of Guaynabo, Puerto Rico, personally known to me at San Juan, Puerto Rico, this 12th day of December, 1997.

[SEAL]

                                      /s/ Manuel Correa Calzada
                                      -------------------------------
                                      Notary Public

                           IVAN A. HERNANDEZ & ASSOC.
                            ARCHITECTS AND ENGINEERS



                                        December 12, 1997

Banco Santander Puerto Rico
San Juan, Puerto Rico

Gentlemen:

         The undersigned acknowledges and consents to the use, at no cost to you, of all plans, specifications, drawings, renderings, and models by you or your successors or assignees, if necessary, for the development and construction of a commercial building at Las Cuevas Ward, Trujillo Alto, Puerto Rico. (Case Number 97-19-A-977-OPA) which were prepared by us for Simmons Caribbean Bedding, Inc.

         You should have all the rights of Simmons Caribbean Bedding, Inc. in said plans, drawings, renderings and models and without limiting the generality of the foregoing, may use such material to complete the project to which they pertain.

                                         Very truly yours,

                                         /s/ Ivan A. Hernandez
                                         -----------------------------
                                         Arch. Ivan A. Hernandez, AIA
                                         Lic. 8391

Assignment of the Borrower:

All rights, title and interest of Simmons Caribbean Bedding, Inc,. on the above referred plans, drawings, renderings and models are also hereby assigned to Banco Santander Puerto Rico by Simmons Caribbean Bedding. Inc.

SIMMONS CARIBBEAN BEDDING, INC.

By: Hector M. Osorio
  -----------------------------
        Hector M. Osorio
  President and General Manager

                                      ,1997

Banco Santander Puerto Rico
San Juan, Puerto Rico

Re: Borrower: Simmons Caribbean
              Bedding, Inc.
    Loan amount: $3,200,000,000
    Project: Warehouse and Office
             Building at Las Cuevas
             Ward, Trujillo Alto, P.R.

Gentlemen:

         We are the contractor in the above project.

         In consideration of your making the loan to Simmons Caribbean Bedding, Inc. (hereinafter referred to as the Borrower) to finance said construction, we agree that in the event of default by Borrower, under any of the loan documents, we shall, if requested by you or your assignee within a period of Ninety (90) days after default, continue performance in your behalf under the existing agreement with Borrower in accordance with the terms thereof, provided we shall be reimbursed in accordance with said Agreement for all work, labor, and materials rendered.

         We further agree that we shall not perform work pursuant to any change order which will result in a change of the contract price unless we shall have received your written approval of such change order. In the event such approval is not obtained, our agreement with the Borrower to continue performance thereunder for your benefit shall be deemed not to have been modified by such change order.

         We further agree that from each amount approved for payment, you will disburse to Borrower 90% of the work certified and approved for payment. The remaining 10% is hereby subordinated by us to any amounts due by Borrower to you under the Loan until the Loan is converted to a permanent loan and until you approve such disbursement.

         The officer executing this instrument on behalf of the undersigned hereby personally certifies that the undersigned has full authority to perform all of its obligations under the aforementioned agreement in accordance with the terms thereof.

                                  Very truly yours,

                                    CARIBBEAN INDUSTRIAL CONSTRUCTION, S.P.

                                     /S/ Gustano A. Hermida
                                     ------------------------
                                     Gustano A. Hermida

                                SIMMONS COMPANY

                                            December 12, 1997

Banco Santander Puerto Rico
G.P.O. Box 362589
San Juan, Puerto Rico 00936

Gentlemen:

         The undersigned refers to the Loan Agreement of December 12 , 1997 (the "Loan Agreement") between Banco Santander Puerto Rico (hereinafter referred to as the "Bank") and Simmons Caribbean Bedding, Inc., a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (hereinafter referred to as the "Borrower"), whereby the Bank has agreed to make loans, advances and provide credit to the Borrower for a maximum amount of U.S. THREE MILLION TWO HUNDRED THOUSAND DOLLARS ($3,200,000.00).

         To induce the Bank, at its option, from time to time, to make loans or advances at the request and/or for the account of the Borrower, the undersigned hereby guarantees jointly and severally with the Borrower the punctual payment, at maturity to you, of each and all loans, advances, and other obligations herein referred to, and also all other indebtedness which is now, or may hereinafter become due and owing by Borrower under the Loan Agreement ("the indebtedness") including any and all instruments hereinbefore mentioned, together with any and all reasonable and actual expenses which might be actually incurred by the Bank in collecting all or any of indebtedness and/or enforcing any rights hereto, provided, however, that the total liability of the undersigned hereunder ("the guaranteed liabilities") shall not exceed the amount of U.S. THREE MILLION TWO HUNDRED THOUSAND DOLLARS ($3,200,000.00) in lawful money of the United States of America, plus such interest as might be accrued thereunder under the Loan Agreement, either before or after maturity date and such expenses as might be incurred by the Bank as referred to above. The undersigned hereby waives notice of acceptance of this guaranty and also presentment, demand, protest, and notice of dishonor for non-acceptance, or non-payment of any and all instruments herein before referred to and likewise waives demand for non-payment and notice of non-payment of any and all the indebtedness, provided that a written statement of a Manager or Acting Manager of a branch of the Bank at which an account of the Borrower is kept or of a General Manager of the Bank as to the amount remaining unpaid to the Bank at any time by the Borrower shall, if agreed to by the Borrower, be conclusive evidence and shall, in any event be prima facie evidence against the undersigned as to the amount remaining unpaid to the Bank at such time by the Borrower.

         The undersigned hereby consents and agrees that the Bank may at any time, or from time to time, in your discretion, extend or change the time of payment, and/or the manner, place or terms of payments of all or any indebtedness, or any part or parts thereof or of any renewal or renewals thereof.

         No delay on your part in exercising or enforcing any rights or lien hereunder or in taking any action to collect or enforce any of the indebtedness or other obligation hereby guaranteed, shall operate as a waiver of any such rights or prejudice in any manner the right of the Bank hereunder, as against the undersigned.

         In case of insolvency or bankruptcy in the affairs of the Borrower, or of the undersigned, or in case a petition in bankruptcy or for the appointment of a receiver should be filed in any court by or against the Borrower or by or against the undersigned, or application should be made for the attachment of any properties, then all of the indebtedness shall be deemed for the purpose of this guaranty immediately due and payable, and the responsibility of the undersigned in this document shall be demandable, all without demand or notice.

         This guaranty shall remain valid and in full force and effect with respect to all indebtedness incurred by Borrower, plus interest at the rate provided for in the Loan Agreement on all amounts due until total payment of same, and the aforesaid expenses incurred by the Bank in collecting such Indebtedness.

         This guaranty shall be binding upon the undersigned as soon as any loan or advance is made by the Bank under the Loan Agreement in reliance upon this guaranty, the undersigned hereby consenting and agreeing that all loans which the Bank may hereafter make, shall be deemed to be made at the request of the undersigned and in reliance upon this guaranty, it being understood that, until such time as all obligations to the Bank of the Borrower shall have been paid in full, the undersigned agree that it will not exercise any rights to proceed against the Borrower, either under section 1742 of the Civil Code of Puerto
Rico (1930 ed.) or otherwise, nor shall assert against you or Borrower, judicially or otherwise, any claim or right to be subrogated with respect to any amounts which may have been paid to the Bank by the undersigned, under the provisions of this guaranty, it being the intention of the undersigned, that, irrespective of the amounts which may at any time be owing to the Bank by the Borrower the obligations of the undersigned hereunder, up to the limit above stated, shall not be diminished until such time as the Bank shall have been paid in full for all loans or advances made by the Bank under the Loan Agreement.

         The undersigned, a corporation organized under the laws of Delaware, United States of America, represents that it expects to derive advantages from the financial accommodations given by the Bank to Borrower.

         The undersigned expressly waives and renounces any and all rights that undersigned may have to claim jointly and/or severally against Borrower for any payments made to the Bank by undersigned under the provisions of this Guaranty.

         Intending to be legally bound, this Letter of Guaranty is executed as of this December 12, 1997, at



                                            SIMMONS COMPANY

                                         By: /s/ Roger Franklin
                                            -----------------------
                                            Vice President-Finance, Treasurer


Affidavit No. 25,161
             -------

         Acknowledged and subscribed to before me by Mister Roger W. Franklin, as Vice-President Finance and Treasurer of Simmons Company, of legal age, married, executive and resident of the State of Georgia, temporarily in San Juan, Puerto Rico, personally known to me, at San Juan, Puerto Rico, this 12th day of December, 1997.


                                         /s/
                                         --------------------------

[SEAL]                                   NOTARY PUBLIC

                      CERTIFICATE OF CORPORATE RESOLUTION

         The undersigned, Assistant Secretary of Equus Management Company, a Delaware corporation (the "Corporation"), does hereby certify that at a Meeting of the Board of Directors of the Corporation duly held on the 9th day of December, 1997 the following resolution were unanimiously approved and adopted:

         "RESOLVED: that Gretchen Gronau, acting in her capacity as Vice President of the Corporation, as general managing partner of Equus Gaming Company L.P. ("Equus"), as managing partner of Housing Development Associates S.E. ("HDA") is hereby authorized and directed to execute in the name and on behalf of HDA all the necessary documents and agreements in connection with a ONE MILLION DOLLARS ($1 000,000.00) loan from Banco Santander Puerto Rico under the terms and conditions setforth in the letter dated December 4,1997, included herewith as Exhibit A, and

         FURTHER RESOLVED, that such Officer, is also hereby authorized and directed to execute in the name and on behalf of HDA the necessary documents to grant Banco Santander the assignment of certain funds to be received from its subsidiary Equus Gaming de Panama, S.A. in excess of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00), and

         FURTHER RESOLVED, that such Officer, acting in her capacity as Vice President of the Corporation, as general managing partner of Equus, is also hereby authorized and directed to execute in the name and on behalf of Equus the necessary documents to grant Banco Santander the guaranty of ONE MILLION DOLLARS ($1,000,000.00) under the loan with HDA and the assignment of quarterly cash distributions from HDA, up to $250,000 per quarter.


         Said Resolution has not been modified or rescinded and is in full effect.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation in San Juan, Puerto Rico, this 11th day of December, 1997.


[SEAL]                        EQUUS MANAGEMENT COMPANY


                              By: /s/
                                ------------------------
                                  Assistant Secretary

                      CERTIFICATE OF CORPORATE RESOLUTION


         The undersigned, Assistant Secretary of Equus Entertainment Corporation, a Puerto Rico corporation (the "Corporation"), does hereby certify that at a Meeting of the Board of Directors of the Corporation duly held on the 9th day of December, 1997 the following resolution was unanimiously approved and adopted:

         "RESOLVED: that Gretchen Gronau, acting in her capacity as Vice President of the Corporation, is hereby authorized and directed to execute in the name and on behalf of the Corporation the necessary documents to grant Banco Santander the guaranty of ONE MILLION DOLLARS ($1,000,000.00) under a loan with Housing Development Associates S.E. ("HDA") and the assignment of quarterly cash distributions from HDA, up to $250,000 per quarter.


         Said Resolution has not been modified or rescinded and is in full effect.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation in San Juan, Puerto Rico, this 11 h day of December, 1997.

                          EQUUS ENTERTAINMENT COMPANY

                          By:/s/
                            -----------------------
                             Assistant Secretary

                           CERTIFICATE OF RESOLUTION
                           -------------------------


         I, Roger W. Franklin Assistant Secretary of SIMMONS CARIBBEAN BEDDING, INC., a corporation organized and existing under the Laws of the Commonwealth of Puerto Rico, do hereby CERTIFY:

         That the Board of Directors of said corporation duly adopted on December 9, 1997, the following Resolution by unanimous written consent of all Directors, and that said Resolution as of the date of this Certificate Continue in full force and effect and has not been altered, amended or revoked.

         "BE IT RESOLVED: that Mr. Hector M. Osorio is hereby authorized and directed, on behalf of this Corporation, to obtain from Banco Santander Puerto Rico an interim construction loan in the principal amount of Three Million Two Hundred Thousand Dollars ($3,200,000.00), which loan will be converted into a Permanent Loan for a period of Fifteen (15) years under the terms and conditions that he deems proper.

         In connection thereof, and in order to accomplish the stated purpose, the aforementioned officer is authorized to execute loan agreements, promissory notes, deeds of mortgages, deeds of purchases, cancellation of mortgages, contracts of pledge, loan documents, and any other document evidencing said loan or related therewith, in a firm as such officer shall approve, with his execution thereof to be conclusive evidence of such approval."

IN WITNESS WHEREOF, I sign this document this 12 day of December, 1997.

                                           /s/
                                           --------------------------
                                           Assistant Secretary

Affidavit No. 25,162
             ---------

Sworn and subscribed to before me by:   Mister Roger W. Franklin, as Assistant
                                        Secretary of Simmons Caribbean Bedding,
                                        Inc. of legal age, married executive and
------------------------------          resident of the State of Georgia,
[SEAL] Notary Public                    temporarily in San Juan, Puerto Rico,
                                        personally known to me at San Juan,
                                        Puerto Rico, this 12th day of December,
                                        1997.

                            CERTIFICATE OF RESOLUTION

         I, John P. Peterken, Assistant Secretary of SIMMONS COMPANY, a corporation organized and existing under the Laws of Delaware, United States of America, do hereby CERTIFY:

         That at a meeting of the Board of Directors of said corporation duly convened and held on March 25, 1997, at which a quorum was present and voting at all times, the following Resolution was duly adopted by the unanimous vote of all Directors, and that said Resolution as of the date of this Certificate continue in full force and effect and has not been altered, amended or revoked.

         Resolved, that the purchase of land and the construction of a manufacturing facility in Trujillo Alto, Puerto Rico by Simmons Caribbean Bedding Inc. (SCBI) (a wholly owned subsidiary of Simmons Company (the Company), and SCBI's borrowing of sufficient long term funds to complete such facilities in Puerto Rico on the general terms and conditions as presented to the Board, for a total cost not to exceed $4 million (collectively the Puerto Rico Project), is hereby authorized and approved; and that the Executive Vice President and Chief Financial Officer and the Vice President-Finance, Treasurer and Assistant Secretary (the Authorized Officers) of the Company be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company and SCBI under their corporate seal or otherwise, to execute and deliver such agreements, instruments, documents, powers of attorney or certificates in connection therewith or contemplated thereby with such amendments, changes, additions and deletions as any of them, with the advice of the Company's counsel, may deem to be in the best interest of, and approved on behalf of the Company, such approval to be conclusively evidenced by the signature of the Authorized Officers thereon, and to take any and all further actions, in the name and on behalf of the Company or SCBI, as may be necessary or desirable to consummate the transactions contemplated;

         Further Resolved, that the Authorized Officers be, and each of them hereby is, authorized to execute and deliver in the name and on behalf of the Company or SCBI under its corporate seal or otherwise, all other agreements, instruments and documents necessary or desirable to reflect the consummation of the transactions contemplated by the Puerto Rico Project and to do and perform any and all such further acts and deeds and to pay all such expenses as they or any of them deem necessary or advisable to carry out the foregoing resolutions and the transactions contemplated thereby; and

         FURTHER RESOLVED, that any and all actions heretofore or hereafter taken by any Authorized Officer of the Company with respect to or in contemplation of the Puerto Rico Project are hereby ratified and approved.


         I DO HEREBY CERTIFY, that Mr. Roger W. Franklin is presently a duly elected or designated Vice President-Finance, Treasurer of this Corporation.


IN WITNESS WHEREOF, I sign this document and affixed the Seal of this Corporation, at Atlanta Ga, this 10th day of December, 1997


                                             /s/ ILLEGIBLE
                                             ---------------------------------
                                             ASSISTANT SECRETARY

                             ACTUALIZACION DE ESTUD

CASO: SIMMONS CARIBBEAN (COMPANIA DE FOMENTO INDUSTRIAL)

CASO NUMERO:               1222.6270

FINCAS NUMEROS 6436, 11778 y 4003 INSCRITAS A LOS FOLIOS 82,78 y 129 TOMOS 128, 238 y 90 DE TRUJILLO ALTO SECCION CUARTA DE SAN--
JUAN----------------------------------------------------------------------------

FUERON AGRUPADAS CON UNA CABIDA DE 48.42 CUERDAS DICHA AGRUPA-
CION AL ASIENTO 87 DIARIO 96 (VEA ESTUDIO ORIGINAL)


POSTERIOR AL ESTUDIO ORIGINAL Y CON FECHA 6 DE NOVIEMBRE 1997 Y
AL ASIENTO 17 DIARIO 155 SE PRESENTO ESCRITURA # 14 OTORGADA EN
SAN JUAN 2 JUN10 1997 ANTE NOTARIO EDGARDO R. MARTINEZ NAZARIO-
(SEGREGACION Y COMPRAVENTA)-----------------------------------------------------

SEGREGA Y VENDE....... THE PUERTO RICO INDUSTRIAL DEVELOPMENT----
                       COMPANY EL SOLAR # 6 DEL PARQUE INDUSTRIAL
                       LAS CUEVAS (VEA DESCRIPCION MAS ADELANTE)

COMPRA................ SIMMONS CARIBBEAN BEDDING INC. REPRESENTADA
                       POR HECTOR OSORIO MAYOR EDAD CASADO CON----
                       LYDIA LARTIGUE ENRIQUEZ (NO SE ACOMPANA LA
                       ACREDITACION DE LAS FACULTADES PARA REPRE-
                       SENTAR A LA COMPRADORA)
PRECIO................ $ 447,250.00

DESCRIPCION:

URBANA" PARCELA DE TERRENO RADICADA EN EL BARRIO LAS CUEVAS DE TRUJILLO ALTO PUERTO RICO IDENTIFICADA COMO SOLAR NUMERO 6 DEL PARQUE INDUSTRIAL LAS CUEVAS CON UNA CABIDA SUPERFICIAL DE __ 10,687.70 METROS CUADRADOS EQUIVALENTES A 2.719 CUERDAS Y EN --- LINDES POR EL NORTE CON EL SOLAR NUMERO 5 Y CON EL AREA DE VIRAJE DE LA CALLE C DE LA MISMA AREA INDUSTRIAL; POR EL SUR CON LA ---- CALLE A DEL PARQUE INDUSTRIAL; POR EL ESTE CON EL AREA DE USO --- PUBLICO DEL AREA INDUSTRIAL, SOLAR 17 Y CON EL AREA DE VIRAJE DE LA CALLE A DE LA MISMA AREA INDUSTRIAL Y POR EL OESTE CON LA CALLE C DE LA MISMA AREA INDUSTRIAL.-----------

SE ACOMPANA CERTIFICACION DE ARPE Y PLANO APROBANDO EL PROYECTO 96-19-B-210 CGT BAJO AFF. 3392 DEL 24 ABRIL 1997 ANTE NOTARIA OLGA IRIS MARCANO BENITEZ Y ACTA DE ACLARACION # 15 OTORGADA SAN JUAN 3 JUN10 1997 ANTE NOTARIO EDGARDO L. MARTINEZ NAZARIO ACLARANDO--- EL REMANENTE DESPUES DE LA SEGREGACION Y QUEDA LA FINCA PRINCIPAL CON CABIDA DE 40.921 CDAS EQUIVALENTES A 159,634.2308 M/C-------

NOTA: LA SEGREGACION QUEDA CON LAS CONDICIONES DE VENTA QUE SURGE DE LA CITADA ESCRITURA # 14 Y ENTRE ELLAS NO PODRA VENDER, ARRENDAR CEDER 0 TRASPASAR LA PROPIEDAD AL E.L.A DE P.R. POR UN TERMINO DE 10 ANOS. NI PODRA VENDER, HIPOTECAR 0 ARRENDAR SIN CONSENTIMIENTO ESCRITO DE LA COMPANIA.

RESTO ESTUDIO ORIGINAL QUEDA TAL COMO SE HICIERA ORIGINALMENTE,

FUERON BUSCADOS LIBROS DE EMBARGOS HASTA FOLIO 59 # 26., FEDERALES HASTA FOLIO(53 A-) DIGO 108 A-3 Y SENTENCIA FOLIO 53 # 145 Y LA BITACORA # 13 HASTA ASIENTO 264 DIARIO 157----------------------------------------------------------




9 de diciembre 1997


/s/ C. Arroyo
C. Arroyo

                               ESTUDIO DE TITULO


CASO:             SIMMONS CARIBBEAN ( C0MPANIA DE FOMENTO INDUSTRIAL DE P.R.)

CASO NUMERO:               1222.6270

FINCAS NUMERO 6436, 11,778 y 4003 INSCRITAS A LOS FOLIOS 82, 78 y 129
TOMOS 128, 238 y 90 DE TRUJILLO ALTO SECCION CUARTA DE SAN JUAN-----------------

DESCRIPCION:

         RUSTICA: PORCION DE TERRENO SITADA EN EL BARRIO DENOMINADO-- LAS CUEVAS DEL TERMINO MUNICIPAL DE TRUJILLO ALTO COMPUESTA-- DE 5.00 CUERDAS EQUIVALENTES A 1 HECTAREA, 96 AREAS, 51 CENTI- AREAS Y 59 MILIAREAS y EN LINDES POR EL NORTE Y OESTE CON UN- CAMINO VECINAL QUE LO SEPARA DE TERRENOS DE DIAZLITE INC. Y - LINDES POR EL SUR Y ESTE CON LA FINCA PRINCIPAL DE LA CUAL--- ESTA SE SEGREGA PROPIEDAD DE FAUSTINO BETANCOURT.------------------------------------------------------------

         ESTA ES FINCA 6436 AL FOLIO 82 TOMO 128 TRUJILLO ALTO------------------

ORIGEN:

         SE SEGREGA DE LA FINCA 1803 AL FOLIO 250 y 181 TOMOS 27 y 29-

         RUSTICA: PORCION DE TERRENO SITUADA EN EL BARRIO DENOMINADO LAS CUEVAS DEL TERMINO MUNICIPAL DE TRUJILLO ALTO COMPUESTO- DE 8.08 CUERDAS EQUIVALENTES A 31,757.5445 METROS CUADRADOS- y EN LINDES POR EL NORTE CON TERRENOS PROPIEDAD DE ANTONIO R. DIAZ; POR EL SUR CON EL RIO GRANDE DE LOIZA, POR EL ESTE CON TERRENOS PROPIEDAD DE METROPOL DEVELOPMENT CORP. Y ANTONIO R. DIAZ Y POR EL OESTE CON TERRENOS DE DIAZLITE INC.---

         ESTA ES FINCA 11,778 INSC RITA AL FOLIO 78 TOMO 238 T. ALTO.

         SE SEGREGA DE LA FINCA 46 AL FOLIO 154 TOMO 50 DE TRUJILLO-- ALTO.

         RUSTICA: SITUADO EN EL BARRIO CUEVAS DE TRUJILLO ALTO CON UN AREA SUPERFICIAL DE 35.35 CUERDAS EQUIVALENTES A 13 HECTAREAS 89 AREAS, 64 CENTIAREAS Y 79 MILIAREAS Y EN LINDES POR EL --- NORTE CON CAMINO MUNICIPAL QUE SEPARA DE DANIEL VAZQUEZ, JOSE FERNANDEZ Y TERRENOS DE HIPOLITO O'FARRIL; POR EL SUR CON EL CAMINO VECINAL TERRENOS DE FRANCISCO BETANCOURT Y RIO GRANDE DE LOIZA; POR EL ESTE CON TERRENOS DE EMILIO TORRES E HIPOLITO O'FARRIL Y POR EL OESTE CON CAMINO MUNICIPAL SEPARADO DE ---- DANIEL VELAZQUEZ Y JOSE FERNANDEZ Y CAMINO VECINAL QUE COMIENZA CON EL CAMINO MUNICIPAL Y TRANSCURRE AL SURESTE Y TERRENOS DE FAUSTINO BETANCOURT.

         ESTA ES LA FINCA 4003 AL FOLIO 129 TOMO 90 DEL TOMO TRUJILLO ALTO.-----

         ESTA TIENE LAS SIGUIENTES EDIFICACIONES: EDIFICIO DE ALMACEN- DE MATERIA PRIMA, DE ARMAZON DE ACERO CON TECHO DE DUROTEX Y PISO DE TIERRA. CASETA PARA OFICINA Y SHOP DE CONCRETO DE--- CASETA DE SWITCHES Y EDIFICIO DE CONCRETO PARA COMEDOR. EN-- ESTAS EDIFICACIONES Y EN EL INMUEBLE ANTES DESCRITO TENIAN SUS PROPIETARIOS FABRICAS PARA LA MANUFACTURA DE AGREGADOS LIVIANOS Y MAQUINARIAS.

         ADEMAS SE DESCRIBEN LAS SIGUIENTES EDIFICACIONES: UNA CHIMENEA DE LADRILLOS, EDIFICACION DE ACERO CON TECHO Y PAREDES DE DUROTEX LAS PAREDES Y EL TECHO HAN SIDO VANDALIZADOS, EDIFICIO DE ACERO CON PAREDES Y TECHO DE DUROTEX, ESTRUCTURA DE ACERO PARA CONDUC- TORES EN CORREA (CONVEYORS), RAW CLAY FEEDLER, ESTRUCTURA DE --- ACERO QUE SOPORTA A LA PARTE SUPERIOR UN CONDUCTOR DE CORREA --- (BELT CONVEYOR) LA CUAL CONTIENE UN EQUIPO ADHERIDO A LA MISMA CONOCIDO COMO "APRON FEEDER", SEIS AROS DE ACERO QUE FORMAN PARTE DEL HORNO ROTATIVO CCN REVESTIMIENTO INTERIOR DE BARRO REFRACTARIO UTILIZADO PARA EL COCIMIENTO DE LOS AGREGADOS LIVIANOS.----------------------------------

         ESTA SE FORMA POR AGRUPACION FINCAS 2493 y 1802 INSCRITAS A FOLIOS 170 v to. 247 DE LOS TOMOS 57 y 27 DE TRUJILLO ALTO.-----------------------


                                  sigue......

PAGINA # 2:                CASO:    1222.6270 (SIMMONS CARIBEAN)



TODOS LAS FINCAS CONSTA INSCRITAS A FAVOR DE COMPANIA DE FOMENTO
INDUSTRIAL DE PUERTO RICO-------------------------------------------------------

ADQUIERE LAS DOS PRIMERAS 6436 y 11778 POR CESION DE ANTONIO R.- DIAZ -SOLTERO CON VALOR DE $ 175,000.00 y $ 121,000.00 RESPECTIVA- MENTE SEGUN ESCRITURA # 4 OTORGADA SAN JUAN 26 DE MARZO 1975 ANTE NOTARIO GILBERTO ALFARO BERRIOS INSCRITAS AL FOLIO 82 v to. 78 DE LOS TOMOS 128 y 238 DE TRUJILLO ALTO POR LAS INSCRIPCIONES 2 y -- ULTIMAS Y PRIMERA Y UNICA.---------------------------------

LA FINCA 4003 LA ADQUIERE POR(AGRUPACION) DIGO POR COMPRA A DIAZ- LITE INC. POR EL PRECIO DE $ 1,299,000.00 MEDIANTE ESCRITURA # 3 -- OTORGADA SAN JUAN 26 MARZO 1975 ANTE NOTARIO GILBERTO ALFARO BERRIOS POR INSCRIPCION 6a AL FOLIO 135 TOMO 90 TRUJILLO ALTO.---------------------------------------------------------------

Y LAS EDIFICACIONES LAS ADQUIERE POR COMPRA EN PUBLICA SUBASTA POR PRECIO DE $ 1,000.00 MEDIANTE ESCRITURA # 6 OTORGADA SAN JUAN 21 DE NOVIEMBRE DE 1984 ANTE NOTARIO RAMON SIACA POUPART POR INSCRIPCION 8va ULTIMA AL FOLIO 85 VTO. TOMO 284 TRUJILLO ALTO.------------------------------------------------------------------

CARGAS Y GRAVAMENES:

FINCA 6436: SERVIDUMBRE DE PASO, ARRENDAMIENTO VENCIDO (SOBRE UNA PARCELA DE 1000 CUERDA) A FAVOR DE MANUEL QUINONES CASADO CON --- CARMEN RIVERA Y DE MANUEL PEREZ CASDO CON GUILLERMINA RODRIGUEZ POR EL TERMINO DE 7 ANOS CON UN CANON DE $45.00 MENSUALES. TAMBIEN SE LE CONCEDE A LOS ARRENDATARIOS EL DERECHO DE EXTRACCION DE GRAVA ARENA SEGUN ESCRITURA # 9 OTORGADA SAN JUAN 11 DE ENERO DE 1955 ANTE NOTARIO VICENTE HITA JR. SEGUN INSCRIPCION 4a. AL FOLIO 180 TOMO 29 DE TRUJILLO ALTO. (FUE POR SU PROCEDENCIA FINCA 1803)------------------------------

FINCA:   11,778: LIBRE DE CARGAS

FINCA: 4003: POR SU PROCEDENCIA: SERVIDUMBRE DE PASO A FAVOR DE CENTRAL VICTORIA INC.

POR SI:  HIPOTECA GARANTIZANDO PAGARE A FAVOR DE GOVERMENT--
         DEVELOPMENT BANK FOR P.R. POR LA SUMA DE $ 200,000.00 INTERESES AL 6% Y VENCE 1 DE FEBRERO 1979 SEGUN LA--- ESCRITURA # 56 OTORGADA SAN JUAN 7 FEBRERO 1964 ANTE NOTARIO JORGE M. MORALES POR INSCRIPCION I AL FOLIO-- 129 TOMO 90 TRUJILLO ALTO.

CANCELACION DE HIPOTECA ARRIBA RELACIONADA PRESENTADA AL ASIENTO 86 DIARIO 96 (VEA MAS ADELANTE)--------------------------------------------------------------

LAS FINCAS CITADAS SE AGRUPAN CON CABIDA DE 48.42 CDAS. VEA PRESENTA- CION ASIENTO 87 DIARIO 96.-----------------------------------------------------------

BITACORA:

ASIENTO 86 DIARIO 96 Y CON FECHA 8 DE MAYO DE 1995 SE PRESENTO --- INSTANCIA SUSCRITA 28 DICIEMBRE 1992, POR ANTONIO MALDONADO LOPEZ --- PRESIDENTE Y GERENTE GENERAL DE LA COMPANIA DE FOMENTO INDUSTRIAL DE PUERTO RICO MEDIANTE LA CUAL SE SOLICITA LA CANCELACION DE HIPOTECA DE $ 200,000.00 (QUE GRAVA LA FINCA 4003) Y POR HABERLO ORDENADO EL-- TRIBUNAL SUPERIOR DE P.R. SALA DE SAN JUAN EN SENTENCIA CON FECHA 6 OCTUBRE 1992 CASO CIVIL # KCD-91-0703(803) "PAGARE EXTRAVIADO"---------------------------------------------------------------------

ASIENTO 87 DIARIO 96 Y CON FECHA 8 MAYO 1995 SE PRESENTO ESCRITURA -- # 20 OTORGADA SAN JUAN 4 DICIEMBRE 1992 ANTE NOTARIO EDGARDO L. --- MARTINEZ ROSARIO (AGRUPACION)--------------------------------------------------------------------

COMPA RECE: COMPANIA DE FOMENTO INDUSTRIAL DE PUERTO RICO Y COMO --- DUENOS DE LAS FINCAS 6436, 11778 y 4003 AGRUPA LAS MISMAS CON UN VALOR DE $ 1,600,000.00 y SE DESCRIBE ASI:----------------------------------------------------------------

RUSTICA: PREDIO DE TERRENO LOCALIZADO EN EL BARRIO LAS CUEVAS DE ---- TRUJILLO ALTO PUERTO RICO CON UN AREA SUPERFICIAL DE 48.42 CUERDAS --- EQUIVALENTES A 190,349.059 METROS CUADRADOS Y EN LINDES POR EL NORTE-- CON CAMINO MUNICIPAL ANTES CARRETERA ESTATAL NUMERO 8860 AHORA CON---- PROPIEDAD DE HIPOLITO O'FARRIL Y CON TERRENOS PROPIEDAD DE ANTONIO R. DIAZ; POR EL SUR CON TERRENOS PROPIEDAD DE FAUSTINO BETANCOURT POMALES Y CON EL RIO GRANDE DE LOIZA Y POR EL ESTE CON TERRENOS PROPIEDAD DE

                                   sigue.....

PAGINA # 3: CASO:                    1222.6270 (SIMMONS CARIBEAN)



DE METROPOL DEVELOPMENT CORPORATION Y TERRENOS PROPIEDAD DE ANTONIO R. DIAZ Y POR EL OESTE CON CAMINO MUNICIPAL ANTES CARRETERA ESTATAL NUMERO 8860 AHORA.----

SE ACOMPANA ESCRITURA DE ACTA ACLARATORIA # 6 OTORGADA SAN JUAN 27 DE FEBRERO 1997 ANTE NOTARIO EDGARDO L. MARTINEZ MEDIANTE LA CUAL-- LA COMPANIA DE FOMENTO INDUSTRIAL DE PUERTO RICO ACLARA QUE LA --- - CABIDA CORRECTA ES 48.11 CUERDAS EQUIVALENTES A 189,111.92 METROS-- CUADRADOS Y NO LA QUE SE EXPRESA EN EL DOCUMENTO DE AGRUPACION ANTES RELACIONADA.--------------------------------------

ASIENTO 359 DIARIO 84 Y CON FECHA 11 DE AGOSTO 1994 SE PRESENTO LA
ESCRITURA #11 OTORGADA SAN JUAN 5 AGOSTO 1994 ANTE NOTARIO EDGARDO
L. MARTINEZ NAZARIO (SEGREGACION Y COMPRAVENTA)---------------------------------

VENDE....... COMPANIA DE FOMENTO INDUSTRIAL DE PUERTO RICO SEGREGA
             DE LA PARCELA AGRUPADA SOLAR #7 (VEA DESCRIPCION MAS ADELANTE)

COMPRA...... INTER AMERICAN INDUSTRIAL DEVELOPMENT INC.
PRECIO...... $ 309,709.93

RUSTICA: SOLAR NUMERO 7 LOCALIZADO EN EL AREA INDUSTRIAL LAS ---- CUEVAS EN EL BARRIO LAS CUEVAS DEL TERMINO MUNICIPAL DE TRUJILLO--- ALTO PUERTO RICO CON UNA CABIDA SUPERFICIAL DE 9385.832 METROS ---- CUADRADOS EQUIVALENTES A 2.388 CUERDAS Y EN LINDES POR EL NORTE CON EL SOLAR NUMERO 3; POR EL SUR CON LA CALLE N; POR EL ESTE CON CALLE C Y POR EL OESTE CON EL SOLAR NUMERO 8."---------------

SE EXPRESA EN EL DOCUMENTO QUE LA SEGREGACION FUE APROBADA MEDIANTE RESOLUCION DE ARPE FECHA 14 JULIO 1992 PROYECTO # 92-19-A-263 CGT LA CUAL SE ACOMPANA------

DESPUES DE LA SEGREGACION QUEDA REMANENTE DE 46.032 CDAS. EQUIVALEN- TES A 179,725.360 M/C-----------------------------------------------------------------

SE ACOMPANA:

1. ESCRITURA # 5 DE ACTA ACLARATORIA OTORGADA SAN JUAN 27 FEBRERO DE 1997 ANTE EDGARDO L. MARTINEZ NAZARIO MEDIANTE LA CUAL SE ACLARA CABIDA DE REMANENTE.

2. ESCRITURA # 20 DE ACTA DE RECTIFICACION OTORGADA SAN JUAN 7 DE MARZO 1997 ANTE NOTARIO MANUEL L. CORREA MARQUEZ MEDIANTE LA CUAL SE VUELVE ACLARAR LA CABIDA DEL REMANENTE Y DEBE LEERSE-- 48.11 CDAS. EQUIVALENTES A 189,111.192 M/C------------------------------------------------------------------------

3. SE ACOMPANA RESOLUCION CORPORATIVA DE LA CORPORACION ADQUIRIEN- TE AUTORIZANDO A OTORGAR ACTA DE RECTIFICACION.-------------------------------

ASIENTO 320 DIARIO 84 Y CON FECHA 10 DE AGOSTO 1994 SE PRESENTO LA ESCRITURA # 6 OTORGADA SAN JUAN 5 AGOSTO 1994 ANTE NOTARIO NOEL -- GONZALEZ MIRANDA MEDIANTE LA CUAL INTER-AMERICAN INDUSTRIAL DEVELOPMENT INC. CONSTITUYE HIPOTECA SOBRE SOLAR # 7 ARRIBA SEGREGADO-- GARANTIZANDO PAGARE PORTADOR $ 1,830,000.00 INTERESES 1% SOBRE EL PREFERENCIAL PREVALECIENTE EN CITIBANK DE N.Y. VENCE A LA PRESENTA- CION.-----------------------------------------------------------------

ASIENTO 276 DIARIO 139 Y CON FECHA 7 MAYO 1997 SE PRESENTO ESCRITURA # 7 OTORGADA SAN JUAN 7 MARZO 1997 ANTE NOTARIO EDGARDO L. MARTINEZ NAZARIO (SEGREGACION Y COMPRA)

VENDE..........   LA COMPANIA DE FOMENTO INDUSTRIAL DE P.R. Y DE LA AGRUPACION
                  SEGREGA EL SOLAR # 8 (VEA DESCRIPCION MAS ADELANTE) Y LO VENDE
                  A:
COMPRA.........   INTER AMERICAN INDUSTRIAL DEVELOPMENT CORP. REPRE PRESENTADA
                  POR MANUEL QIUNTANA PUENTE MAYOR EDAD, CASADO CON CARMEN RITA
                  SOLER GARCIA SEGUN RESOLUCION 5 MARZO 1997 AFF.14258 NOTARIO
                  MANUEL L.---- CORREA MARQUEZ (SE ACOMPANA )



                                  SIGUE......

         PAGINA # 4: CASO:          1222.6270 (SIMMONS CARIBEAN)

         PRECIO........... $ 319,621.00

         "RUSTICA" PREDIO DE TERRENO SOLAR NUMERO 8 LOCALIZADO EN EL AREA INDUSTRIAL LAS CUEVAS EN EL BARRIO CUEVAS TERMINO MUNICIPAL DE TRUJILLO ALTO PUERTO RICO Y EN LINDES POR NORTE CON LOS SOLARES 2 Y 3 DE LA MISMA AREA INDUSTRIAL; POR EL SUR--- CON LA CALLE A DE LA MISMA AREA INDUSTRIAL; POR EL ESTE CON EL SOLAR NUMERO 7 DE LA MISMA AREA INDUSTRIAL Y POR EL OESTE CON LA CALLE B DE LA MISMA AREA INDUSTRIAL. TIENE CABIDA DE 9403.4292 METROS CUADRADOS EQUIVALENTES A 2.392 CUERDAS.

         QUEDANDO REMANENTE DE 43.330 CDAS.-------------------------------------

         SE ACOMPANA ACTA NOTARIAL # 20 OTORGADA SAN JUAN 22 DE AGOSTO 1997 ANTE NOTARIO EDGARDO L. MARTINEZ NAZARIO ACLARANDO EL -- REMANENTE.

         ASIENTO 277 DIARIO 139 Y CON FECHA 7 MAYO 1997 SE PRESENTO LA ESCRITURA # 19 OTORGADA SAN JUAN 7 MARZO 1997 NOTARIO MANUEL CORREA MARQUEZ HIPOTECA SOBRE EL S LAR SEGREGADO # 8 GARANTI- ZANDO PAGARE A LA ORDEN BANCO SANTANDER P.R. POR LA SUMA DE-- $ 250,000.00 INTERESES PREFERENCIAL FLUCTANTE CITIBANK N.Y 0 THE CHASE MANHATTAN BANK VENCE A LA PRESENTACION. CONSTITUIDA POR INTER AMERICAN INDUSTRIAL DEVELOPMENT INC.-------------------------------------------------------------------

         SE ACOMPANA ACTA ACLARATORIA # 8 OTORGADA SAN JUAN 7 MARZO 1997 NOTARIO EDGARDO L. MARTINEZ NAZARIO EN LA QUE SE ACLARA- QUE EN LA ESCRITURA DE SEGREGACION Y COMPRA SE AUTORIZA A LA COMPRADORA CONSTITUIR HIPOTECA AL BANCO SANTANDER P.R.

         ASIENTO 91 DIARIO 152 Y CON FECHA 7 DE OCTUBRE 1997 SE PRESENTO ESCRITURA # 21 OTORGADA SAN JUAN 27 DE AGOSTO 1997 ANTE NOTARIO EDGARDO
         L. MARTINEZ (SEGREGACION Y COMPRA)

         VENDE....... P.R. INDUSTRIAL DEVELOPMENT CO. SOLAR # 5 (VEA DESCRIPCION
                      MAS ADELANTE)

         COMPRA...... CARIBBEAN PAPER CO. INC. REPRESENTADA POR ADRIAN SILVA
                      REOLLANO MAYOR EDAD CASADO CON GAIL SILVA FACULTADES SEGUN RESOLUCION CON FECHA 4 JUNIO DE 1996 AFF 2869 NOTARIO JOSE VLADIMIR DIAZ TEJERA (SE ACOMPANA)

         PRECIO...... $ 443,090.00

         SE ACOMPANA RESOLUCION ARRIBA CITADA Y SE AUTORIZA A LA COMPRA- DORA CONSTITUIR HIPOTECA BANCO POPULAR $ 1,944.800

         RUSTICA; PRECIO DE TERRENO SOLAR NUMERO 5 LOCALIZADO EN EL --- AREA INDUSTRIAL LAS CUEVAS DE TRUJILLO ALTO PUERTO RICO CON UNA CABIDA SUPERFICIAL DE 13,032.036 METROS CUADRADOS EQUIVALENTE A 3.316 CUERDAS Y EN LINDES POR EL NORTE CON EL SOLAR 4 DE LA AREA INDUSTRIAL Y CON EL AREA DE VIRAJE DE LA CALLE C DE LA MISMA AREA INDUSTRIAL; POR EL SUR CON EL SOLAR NUMERO 17, AREA DE USO PUBLI- CO DE LA MISMA AREA INDUSTRIAL; POR EL ESTE CON TERRENOS DEL E.L.A Y POR EL OESTE CON EL SOLAR NUMERO 6 DE LA MISMA AREA INDUSTRIAL.

         QUEDA REMANENTE DE 37.605 CDAS EQUIVALENTES A 146,602.1948 M/C.

         ASIENTO 92 ASIENTO 152 Y CON FECHA 7 OCTUBRE 1997 SE PRESENTO LA ESCRITURA # 379 OTORGADA SAN JUAN 27 DE AGOSTO 1997 ANTE NOTARIO JOSE DAVID MEDINA RIVERA HIPOTECA GARANTIZANDO PAGARE A LA ORDEN BANCO POPULAR DE P.R. POR $ 1,944.800 INTERESES 1 1/2% SOBRE EL PREFERENCIAL FLUCTANTE THE WALL STREET JOURNAL Y FUE CONSTITUIDA POR CARIBBEAN PAPER CO. INC. REPRESENTADA POR ADRIAN SILVA RIOLLANO Y SE ACOMPANA RESOLUCION PARA SUS FACULTADES.

LEA..... TODAS LAS SEGREGACION TIENE CONDICIONES DE VENTA Y ENTRE ELLAS --- LA
         COMPRADORA NO PODRA VENDER ARRENDAR, ENAJENAR NI HIPOTECAR SIN CONSENTIMIENTO ESCRITO DE LA COMPANIA DE FOMENTO DURANTE TERMINO DE 10 ANOS.

         TODAS LAS SEGREGACIONES POR SU PROCEDENCIA QUEDAN AFECTAS A SERVI-DUMBRE A FAVOR CENTRAL VICTORIA INC. Y AL ARRENDAMIENTO VENCIDO PERO NO CANCELADO ANTES RELACIONADO.

PAGINA# 5: CASO:         1222.6270 (SIMMONS CARIBEAN)


OBSERVACION:   SEGUN BUSQUEDA BITACORA NO CONSTA NADA PRESENTADO
               PARA SIMMONS CARIBBEAN.------------------------------------------




FUERON REVISADOS LIBROS DE EMBARGOS HASTA FOLIO 59 # 237; FEDERALES HASTA ASIENTO 105 A-2 Y SENTENCIA HASTA FOLIO 50 # 136 Y LA BITACORA # 13 DE T.ALTO HASTA ASIENTO 286 DIARIO 153.


NOTA:  PARTE DE ESTA BITACORA FUE PASADA

28 de octubre 1997

/s/ C. Arroyo
C. Arroyo

                               ESTUDIO DE TITULO
                                 ACTUALIZACION

CASO: COMPANIA DE FOMENTO INDUSTRIAL
RE : #1222.6270 / Simmons Caribbean Bedding Inc. - Parcela de 8.42 cuerdas.

FINCA #4003, inscrita al folio 129 del tomo 90 de Trujillo Alto, inscripcion la. Seccion IV de San Juan.

DESCRIPCION: Tomada de la inscripcion la.

RUSTICA: Situada en el Barrio Las Cuevas de Trujillo Alto, con un area superficial de 35.35 cuerdas, equivalentes a 13 hectareas, 89 areas, 64 centiareas y 79 miliareas, en lindes en la actualidad con camino municipal que separa de Daniel Vazquez, de Jose Fernandez y terrenos de Hipolito O'Farril. SUR, con camino vecinal, terrenos de Faustino Betancourt y Rio Grande de Loiza. ESTE, con terrenos de Emilio Torres e Hipolito O'Farril. OESTE, con camino municipal separado de Daniel Velazquez y Jose Fernandez y camino vecinal que comienza en el camino municipal y transcurre al Sureste y terrenos de Faustino Betancout.

OBSERVACION: No se expresa colindancia Norte.

EDIFICACIONES: Edificio de almacen de materia prima, de armazon de acero con techo de durotex y piso de tierra. Caseta para oficina y shop de concreto, caseta de switches y edificio de concreto para comedor. En estas edificaciones y en el inmueble antes descrito tenian sus propietarios fabricas para la manufactura de agregados livianos y maquinarias, etc.

Por la inscripcion 7ma., subsiguiente se describen las siguientes edificaciones:

a) Una chimenea de ladrillos.
b) Edificacion de acero con techo y paredes de durotex. Las paredes y el techo han sido vandalizados.
c) Edificio de acero con paredes y techo de durotex.
d) Estructura de acero para conductores en correa (conveyors).
e) "Raw-Clay Feeder".
f) Estructura de acero que soporta a la parte superior un conductor de correa (belt conveyor) la cual contiene un equipo adherido a la misma conocido como "apron Feeder".
g) Seis aros de acero que forman parte del horno rotativo con revestimiento interior de barro refractario utilizado para el cocimiento de los agregados livianos.

ORIGEN: Se forma por agrupacion de las fincas:
1- #2493, inscrita al folio 170 vto. del tomo 57 de Trujillo Alto. 2- # 1802, inscrita al folio 247 del tomo 27 de Trujillo Alto.

PROPIETARIO REGISTRAL: COMPANIA DE FOMENTO INDUSTRIAL, quien adquirio de la siguiente forma:

a) El terreno: por compra a Diazlite Inc., por el precio de $1,299,000.00, mediante la cual escritura #3, otorgada en San Juan, el 26 de marzo de 1975, ante Gilberto Alfaro Berrios, inscrita al folio l 35 del tomo 90 de Trujillo Alto, inscripcion 6ta.

b) Y las edificaciones (relacionadas en la inscripcion 7ma.) por compra en publica subasta, por el precio de $ 1,000.00. Segun la escritura #6, otorgada en Carolina, el 21 de noviembre de 1984, ante Ramon Siaca Poupart, inscrita al folio 85 vto. del tomo 284 de Trujillo Alto, inscripcion 8va. y Ultima.

CARGAS Y GRAVAMENES:

E Por su procedencia:


Servidumbre de paso a favor de la finca propiedad de Central Victoria Inc.

Pag.#2
Finca #4003 de Trujillo Alto

Por si:

1- HIIPOTECA: Por la suma de $200,000.00, con intereses al 6% anual y al 7% en caso de incumplimiento, en garantia de un pagare a favor de Government Development Bank for Puerto Rico, o a su orden, que vence el lro. de febrero de 1979. Segun la escritura #56, otorgada en San Juan el 7 de febrero de 1964, ante Jorge M. Morales, inscrita al folio 129 del tomo 90 de Trujillo Alto, inscripcion lra.

BITACORA:

ASIENTO 86 DIARIO 96, DE FECHA 8 DE MAYO DE 1995: PRESENTADA Y PENDIENTE DE
DESPACHO: Instancia suscrita el dia 28 de diciembre de 1992, por Antonio Maldonado Lopez, Presidente y Gerente General de la Compania de Fomento Industrial de Puerto Rico, mediante la cual se solicita la cancelacion de la hipoteca por la suma de $200,000.00 que grava esta finca por haberlo ordenado el Tribunal Superior de San Juan, segun Sentencia de fecha 6 de octubre de 1992, dada en el Caso Civil KCD-91-0703 (808) sobre Cancelacion de Pagare Extraviado.

Se acompana copia certificada de la sentencia, copia certificada de affidavit de El Nuevo Dia "sobre publicacion de Edictos".

ASIENTO 87 DIARIO 96, DE FECHA 8 DE MAYO DE 1995: PRESENTADA Y PENDIENTE DE
DESPACHO: Escritura #20 de Agrupacion, otorgada en San Juan, el 4 de diciembre de 1992, ante Edgardo L. Martinez Rosario, mediante la cual Compania de Fomento Industrial de Puerto Rico como duena de las fincas #11778, #6436 y #4003 de Trujillo Alto, agrupa las mismas con un valor de $ 1,600,000.00, describiendose la finca agrupada de la siguiente forma:

RUSTICA: Predio de terreno localizado en el Barrio Las Cuevas de Trujillo Alto, Puerto Rico, con un area superficial de (cuarenta y ocho punto cuarenta y TRES (48.42) cuerdas equivalentes a 190,349.059 metros cuadrados. Esta en lindes por el NORTE, con camino municipal, antes Carretera Estatal #8860 ahora con propiedad de Hipolito OFarril y con terrenos propiedad de Antonio R. Diaz, por el SUR, con terrenos propiedad de Faustino Betancourt Pomales y con el Rio Grande de Loiza, por el ESTE, con terrenos propiedad de Metropol Development Corporation y terrenos propiedad de Antonio R. Diaz y por el OESTE, con camino municipal antes, Carretera Estatal #8860, ahora.

NOTA: Se adjunta escritura de Acta Aclaratoria #6, otorgada en San Juan, el 27 de febrero de 1997, ante Edgardo L. Martinez mediante la cual Compania de Fomento Industrial de Puerto Rico, expone y aclara que la cabida correcta es
48.11 cuerdas equivalentes a 189,111.92 metros cuadrados y no la que se expresa en el documento de agrupacion antes relacionado.

ASIENTO 359 DIARIO 84, DE FECHA 11 DE AGOSTO DE 1994: PRESENTADA Y PENDIENTE DE
DESPACHO: Escritura # 11, de Segregacion y Compraventa, otorgada en San Juan, el 5 de agosto de 1994, ante Edgardo L. Martinez Nazario, mediante la la cual la Compania de Fomento Industrial de Puerto Rico, como duena de la finca agrupada con cabida superficial de 48.42 CUERDAS, segrega y vende a favor de Inter-American Industrial Development Inc., por el precio de $309,709.93 el siguiente solar:

RUSTICA: Parcela radicada en el Barrio Las Cuevas del Termino Municipal de Trujillo Alto, con una cabida superficial de 9385.832 metros cuadrados, equivalentes a 2.388 cuerdas, en lindes por el NORTE, con el solar #3. SUR, con la Calle N. ESTE, Calle C y por el OESTE, con el solar #8

Segun expresa el documento dicha segregacion fue aprobada mediante Resolucion de ARPE de fecha 14 de julio de 1992, Proyecto #92-19-A-263 CGT, la cual se adjunta a la escritura.

Que despues de efectuada la citada segregacion la finca principal queda con un remanente de 46.032 cuerdas, equivalentes a 180,963.227 metros cuadrados.

Pagina #3
Finca:            #4003 de Trujillo Alto

Son condiciones de esta Compraventa que la compradora y/o entidades subsidiarias y/o afiliadas utilizaran la propiedad para fines de manufactura y distribucion y para aquellos otros usos relacionados a su operacion que apruebe la Junta de Planificacion por un termino de 10 anos a partir del otorgamiento de esta escritura. No se podra vender, arrendar, ceder o traspasar la propiedad al Estado Libre Asociado de Puerto Rico por un termino de 10 anos sin el consentimiento de la Compania. Tampoco podra vender, arrendar o hipotecar por el citado termino sin el consentimiento escrito de la Compania.

OBSERVACION: Segun la Resolucion de ARPE que se adjunta se autoriza la segregacion de los solares 7 y 8 con cabida superficial de 9385.832 metros cuadrados y 9,403.429 metros cuadrados.

NOTA:

Tambien se acompanan las siguientes escrituras.

a) Escritura #5 de Acta Aclaratoria, otorgada en San Juan, el 27 de febrero de 1997, ante Edgardo L. Martinez Nazario mediante la cual la Compania de Fomento Industrial de Puerto Rico, aclara la escritura #11, relacionada en este asiento en cuanto a la cabida de la finca principal y la cual debe leer: 48.11 cuerdas equivalentes al
89,111.192 metros cuadrados.

Que una vez segregado el SOLAR #7 el remanente de la finca principal debe leer:
46.032 cuerdas equivalentes al 79,725.360 metros cuadrados.

b) Escritura #20 de Acta de Rectificacion. otorgada en San Juan, el 7 de marzo de 1997, ante Manuel L. Correa Marquez, mediante la cual se aclara la escritura #6 de hipoteca (ver asiento 320 diario 84) en cuanto a la cabida de la finca principal de donde se segrego el solar que se hipoteca, cuya finca se expresa debe leer 48.11 CUERDAS equivalentes a 189,111.192 metros cuadrados.

Se acompana Resolucion Corporativa de la Corporacion adquiriente autorizando a otorgar esta Acta de Rectificacion.

ASIENTO 320 DIARIO 84, DE FECHA 10 DE AGOSTO DE 1994: PRESENTADA Y PENDIENTE DE
DESPACHO: Escritura #6, otorgada en San Juan, el 5 de agosto de 1994, ante Noel Gonzalez Miranda, mediante la cual Inter-American Industrial Development Inc. como duena del solar #7 del Parque Industrial Las Cuevas, segregado de las fincas # 11778. #6436 y #4003 agrupadas, constituye hipoteca sobre dicho solar por la suma de $1,830,000.00, con intereses al 1% anual, sobre el interes preferencial prevaleciente en el Citibank, N.A. de New York, en garantia de un pagare a favor del Portador, que vence en la Presentacion.

NOTA I: Se acompana Resolucion Corporativa de la citada corporacion autorizando la Compraventa e Hipoteca del citado solar.

NOTA II: Favor Referirse al Acta Aclaratoria que se ha unido al documento relacionado en el asiento anterior.

OBSERVACION: Lo anterior no comprende una calificacion de estos documentos ni presupone que los mismos seran inscritos.

REVISADOS: Embargos por Contribuciones, Embargos Federales, Sentencias y Bitacora hasta el Asiento 42 del Diario 149.

San Juan, Puerto Rico, a 4 de septiembre de 1997.

JUSTO GARCIA INIGUEZ, INC. JGI/mvd Cotejado por 4003.S4T

                               ESTUDIO DE TITULO
                                 ACTUALIZACION

CASO: COMPANIA DE FOMENTO INDUSTRIAL DE PUERTO RICO
RE : # 1222.6270 / Simmons Caribbean Bedding Inc. - Parcela de 48.42 cuerdas.

FINCA #11778, inscrita al folio 78 del tomo 238 de Trujillo Alto, inscripcion la. Seccion IV de San Juan.

DESCRIPCION:

RUSTICA: Porcion de terreno situada en el Barrio denominado Las Cuevas del Termino Municipal de Trujillo Alto, compuesto de 8.08 cuerdas, equivalentes a 31,757.5445 metros cuadrados, en lindes por el NORTE, terrenos propiedad de Antonio R. Diaz. SUR, con el Rio Grande de Loiza. ESTE, con terrenos propiedad de Metropol Development Corp. y Antonio R. Diaz. OESTE, con terrenos de Diazlite Inc.


ORIGEN: Se segrega de la finca #46, inscrita al folio 154 del tomo 50 de Trujillo Alto.

PROPIETARIO REGISTRAL: COMPANIA DE FOMENTO INDUSTRIAL DE PUERTO RICO, quien adquirio por cesion a su favor por Antonio R. Diaz, mayor de edad, soltero, en pago de deuda. Se valora esta finca en $121,000.00. Segun consta de la escritura #4, otorgada en San Juan, el 26 de marzo de 1975, ante Gilberto Alfaro Berrios, inscrita al folio 78 del tomo 238 de Trujillo Alto, inscripcion lra. y Unica.

CARGAS Y GRAVAMENES:

Por su procedencia: LIBRE.

Por si: LIBRE.

BITACORA:

ASIENTO 87 DIARIO 96, DE FECHA 8 DE MAYO DE 1995: PRESENTADA Y PENDIENTE DE
DESPACHO: Escritura #20 de Agrupacion, otorgada en San Juan, el 4 de diciembre de 1992, ante Edgardo L. Martinez Rosario, mediante la cual Compania de Fomento Industrial de Puerto Rico como duena de las fincas # l 1778, #6436 y #4003 de Trujillo Alto, agrupa las mismas con un valor de $ 1,600,000.00, describiendose la finca agrupada de la siguiente forma:

RUSTICA: Predio de terreno localizado en el Barrio Las Cuevas de Trujillo Alto, Puerto Rico, con un area superficial de cuarenta y ocho punto cuarenta y TRES (48.42) cuerdas, equivalentes a 190,349.059 metros cuadrados. Esta en lindes por el NORTE, con camino municipal, antes Carretera Estatal #8860 ahora con propiedad de Hipolito O'Farril y con terrenos propiedad de Antonio R. Diaz, por el SUR, con terrenos propiedad de Faustino Betancourt Pomales y con el Rio Grande de Loiza, por el ESTE, con terrenos propiedad de Metropol Development Corporation y terrenos propiedad de Antonio R. Diaz y por el OESTE, con camino municipal antes, Carretera Estatal #8860, ahora.

NOTA: Se adjunta escritura de Acta Aclaratoria #6, otorgada en San Juan, el 27 de febrero de 1997, ante Edgardo L. Martinez mediante la cual Compania de Fomento Industrial de Puerto Rico, expone y aclara que la cabida correcta es
48.11 cuerdas equivalentes a 189,111.92 metros cuadrados y no la que se expresa en el documento de agrupacion antes relacionado.

ASIENTO 359 DIARIO 84, DE FECHA 11 DE AGOSTO DE 1994: PRESENTADA Y PENDIENTE DE
DESPACHO: Escritura # 11, de Segregacion y Compraventa, otorgada en San Juan, el 5 de agosto de 1994, ante L. Martinez Nazario, mediante la la cual la Compania de Fomento Industrial de Puerto Edgardo como duena de la finca agrupada con cabida superficial de 48.42 cuerdas, segrega y vende a favor de Inter-American Industrial Development Inc., por el precio de $309,709.93 el siguiente solar:

RUSTICA: Parcela radicada en el Barrio Las Cuevas del Termino Municipal de Trujillo Alto, con una cabida superficial de 9385.832 metros cuadrados, equivalentes a 2.388 cuerdas, en lindes por el NORTE, con el solar #3. SUR, con la Calle N. ESTE, Calle C y por el OESTE, con el solar #8.

Pag.#2
Finca #11778 de Trujillo Alto

Segun expresa el documento dicha segregacion fue aprobada mediante Resolucion de ARPE de fecha 14 de julio de 1992, Proyecto #92-19-A-263 CGT, la cual se adjunta a la escritura.

Que despues de efectuada la citada segregacion la finca principal queda con un remanente de 46.032 CUERDAS, equivalentes a 180,963.227 metros cuadrados.

Son condiciones de esta Compraventa que la compradora y/o entidades subsidiarias y/o afiliadas . utilizaran la propiedad para fines de manufactura y distribucion y para aquellos otros usos relacionados a su operacion que apruebe la Junta de Planificacion por un termino de 10 anos a partir del otorgamiento de esta escritura. No se podra vender, arrendar, ceder o traspasar la propiedad al Estado Libre Asociado de Puerto Rico por un termino de 10 anos sin el consentimiento de la Compania. Tampoco podra vender, arrendar o hipotecar por el citado termino sin el consentimiento escrito de la Compania.

OBSERVACION: Segun la Resolucion de ARPE que se adjunta se autoriza la segregacion de los solares 7 y 8 con cabida superficial de 9385.832 metros cuadrados y 9,403.429 metros cuadrados.

NOTA: Tambien se acompanan las siguientes escrituras.

a) Escritura #5 de Acta Aclaratoria, otorgada en San Juan, el 27 de febrero de 1997, ante Edgardo L. Martinez Nazario mediante la cual la Compania de Fomento Industrial de Puerto Rico, aclara la escritura # 11, relacionada en este asiento en cuanto a la cabida de la finca principal y la cual debe leer: 48.11 cuerdas equivalentes a 189,111.192 metros cuadrados.

Que una vez segregado el SOLAR #7 el remanente de la finca principal debe leer:
46.032 cuerdas equivalentes a 179,725.360 metros cuadrados.

b) Escritura #20 de Acta de Rectificacion, otorgada en San Juan, el 7 de marzo de 1997, ante Manuel L. Correa Marquez, mediante la cual se aclara la escritura #6 de hipoteca (ver asiento 320 diario 84) en cuanto a la cabida de la finca principal de donde se segrego el solar que se hipoteca, cuya finca se expresa debe leer 48.11 CUERDAS equivalentes a 189,111.192 metros cuadrados.

ASIENTO 320 DIARIO 84, DE FECHA 10 DE AGOSTO DE 1994: PRESENTADA Y PENDIENTE DE
DESPACHO: Escritura #6, otorgada en San Juan, el 5 de agosto de 1994, ante Noel Gonzalez Miranda, mediante la cual Inter-American Industrial Development Inc. como duena del solar #7 del Parque Industrial Las Cuevas, segregado de las fincas # 11778. #6436 y #4003 agrupadas, constituye hipoteca sobre dicho solar por la suma de $ 1,830,000.00, con intereses al 1% anual, sobre el interes preferencial prevaleciente en el Citibank, N.A. de New York, en garantia de un pagare a favor del Portador, que vence en la Presentacion.

NOTA I: Se acompana Resolucion Corporativa de la citada corporacion autorizando la Compraventa e Hipoteca del citado solar.

NOTA II: Favor Referirse al Acta Aclaratoria que se ha unido al documento relacionado en el asiento anterior.

OBSERVACION: Lo anterior no comprende una calificacion de estos documentos ni presupone que los mismos seran inscritos.

REVISADOS. Embargos por Contribuciones, Embargos Federales, Sentencias y Bitacora hasta el Asiento 42 del Diario 149.

San Juan Puerto Rico, a 4 de septiembre de 1997.

JUSTO GARCIA INIGUEZ, INC.
JGI/mvd
Cotejado por: 11778.S4T

                                ESTUDIO DE TITULO
                                 ACTUALIZACION


CASO: COMPANIA DE FOMENTO INDUSTRIAL DE PUERTO RICO

RE : #1222.6270. / Simmons Caribbean Bedding Inc.- Parcela de 48.42 cuerdas.

FINCA #6436, inscrita al folio 82 del tomo 128 de Trujillo Alto, inscripcion la. Seccion IV de San Juan.

DESCRIPCION:

RUSTICA: Porcion de terreno situada en el Barrio denominado Las Cuevas del Termino Municipal de Trujillo Alto, compuesto de 5.00 cuerdas, equivalentes a l hectarea, 96 areas, 51 centiareas y 59 miliareas, en lindes por el NORTE y OESTE, con un camino vencinal que lo separa de terrenos propiedad de Diazlite, Inc. SUR y ESTE, con la finca principal de la cual esta se segrega, propiedad de Faustino Betaacourt.

ORIGEN: Se segrega de la finca #1803, inscrita a los folios 250 y
181 vto. de los tomos 27 y 29
de Trujillo Alto.

PROPIETARIO REGISTRAL: COMPANIA DE FOMENTO INDUSTRIAL DE PUERTO RICO, quien adquirio por cesion a su favor por Antonio R. Diaz, mayor de edad, soltero, en pago de deuda. Se valora esta finca en $175,000.00. Segun consta de la escritura #4, otorgada en San Juan, el 26 de marzo de 1975, ante Gilberto Alfaro Berrios, inscrita al folio 82 vto. del tomo 128 de Trujillo Alto, inscripcion 2da. y Ultima.

CARGAS Y GRAVAMENES:

Por su procedencia:

1 - Servidumbre de paso.

2 - Arrendamiento: (Sobre parcela de una cuerda) a favor de Manuel Quinones casado con Carmen Rivera y de Manuel Perez casado con Guillermina Rodriguez, por el termino de 7 anos con un canon de $45.00 mensuales. Tambien se les concede a los arrendatarios el derecho de extraccion de grava arena sobre la finca principal por el termino del arrendamiento. Segun la escritura #9, otorgada en San Juan, el 11 de enero de 1955, ante Vicente Hita, Jr., inscrita al folio 180 vto. del tomo 29 de Trujillo Alto, inscripcion 4ta. finca #1803, de la cual se segrega la finca objeto de este Informe.

Por si: LIBRE.

BITACORA:

ASIENTO 87 DIARIO 96, DE FECHA 8 DE MAYO DE 1995: PRESENTADA Y PENDIENTE DE
DESPACHO: Escritura #20 de Agrupacion, otorgada en San Juan, el 4 de diciembre de 1992, ante Edgardo L. Martinez Rosario, mediante la cual Compania de Fomento Industrial de Puerto Rico como duena de las fincas #11778, #6436 y #4003 de Trujillo Alto, agrupa las mismas con un valor de $1,600,000.00, describiendose la finca agrupada de la siguiente forma:

RUSTICA: Predio de terreno localizado en el Barrio Las Cuevas de Trujillo Alto, Puerto Rico, con un area superficial de cuarenta y ocho punto cuarenta y TRES (48.42) cuerdas, equivalentes a 190,349.059 metros cuadrados. Esta en lindes por el NORTE, con camino municipal, antes Carretera Estatal #8860 ahora con propiedad de Hipolito O'Farril y con terrenos propiedad de Antonio R. Diaz, por el SUR, con terrenos propiedad de Faustino Betancourt Pomales y con el Rio Grande de Loiza, por el ESTE, con terrenos propiedad de Metropol Development Corporation y terrenos propiedad de Antonio R. Diaz y por el OESTE, con camino municipal : antes, Carretera Estatal # 8860, ahora.

NOTA: Se adjunta escritura de Acta Aclaratoria #6, otorgada en San Juan, el 27 de febrero de 1997, ante Edgardo L. Martinez mediante la cual Compania de Fomento Industrial de Puerto

Pag.#2
Finca #6436 de Trujillo Alto

Rico, expone y aclara que la cabida correcta es 48.11 cuerdas equivalentes a 189,111.92 metros cuadrados y no la que se expresa en el documento de agrupacion antes relacionado.

ASIENTO 359 DIARIO 84. DE FECHA 11 DE AGOSTO DE 1994: PRESENTADA Y PENDIENTE DE
DESPACHO: Escritura #11, de Segregacion y Compraventa, otorgada en San Juan, el 5 de agosto de 1994, ante Edgardo L. Martinez Nazario, mediante la la cual la Compania de Fomento Industrial de Puerto Rico, como duena de la finca agrupada con cabida superficial de 48.42 CUERDAS, segrega y vende a favor de Inter-American Industrial Development Inc., por el precio de $309,709.93 el siguiente solar:

RUSTICA: Parcela radicada en el Barrio Las Cuevas del Termino Municipal de Trujillo Alto, con una cabida superficial de 93 85.832 metros cuadrados, equivalentes a 2.3 88 CUERDAS, en lindes por el NORTE, con el solar #3. SUR, con la Calle N. ESTE, Calle C y por el OESTE, con el solar #8.

Segun expresa el documento dicha segregacion fue aprobada mediante Resolucion de ARPE de fecha 14 de julio de 1992, Proyecto #92-19-A-263 CGT, la cual se adjunta a la escritura.

Que despues de efectuada la citada segregacion la finca principal queda con un remanente de 46.032 CUERDAS equivalentes a 180,963.227 metros cuadrados.

Son condiciones de esta Compraventa que la compradora y/o entidades subsidiarias y/o afiliadas utilizaran la propiedad para fines de manufactura y distribucion y para aquellos otros usos relacionados a su operacion que apruebe la Junta de Planificacion por un termino de 10 anos a partir del otorgamiento de esta escritura. No se podra vender, arrendar, ceder o traspasar la propiedad al Estado Libre Asociado de Puerto Rico por un termino de 10 anos sin el consentimiento de la Compania. Tampoco podra vender, arrendar o hipotecar por el citado termino sin el consentimiento escrito de la Compania.

OBSERVACION: Segun la Resolucion de ARPE que se adjunta se autoriza la segregacion de los solares 7 y 8 con cabida superficial de 9385.832 metros cuadrados y 9,403.429 metros cuadrados.

NOTA:

Tambien se acompanan las siguientes escrituras.

a) Escritura #5 de Acta Aclaratoria, otorgada en San Juan, el 27 de febrero de 1997, ante Edgardo L. Martinez Nazario mediante la cual la Compania de Fomento Industrial de Puerto Rico, aclara la escritura #11, relacionada en este asiento en cuanto a la cabida de la finca principal y la cual debe leer: 48.11 cuerdas equivalentes a 189,111.192 metros cuadrados.

Que una vez segregado el SOLAR #7 el remanente de la finca principal debe leer:
46.032 cuerdas equivalentes a 179,725.360 metros cuadrados.

b) Escritura #20 de Acta de Rectificacion, otorgada en San Juan, el 7 de marzo de 1997, ante Manuel L. Correa Marquez, mediante la cual se aclara la escritura #6 de hipoteca (ver asiento 320 diario 84) en cuanto a la cabida de la finca principal de donde se segregO el solar que se hipoteca, cuya finca se expresa debe leer 48.11 CUERDAS equivalentes a 189,111.192 metros cuadrados.


Se acompana Resolucion Corporativa de la Corporacion adquiriente autorizando a otorgar esta Acta de Rectificacion.

ASIENTO 320 DIARIO 84, DE FECHA 10 DE AGOSTO DE 1994: PRESENTADA Y PENDIENTE DE
DESPACHO: Escritura #6, otorgada en San Juan, el 5 de agosto de 1994, ante Noel Gonzalez Miranda, mediante la cual Inter-American Industrial Development Inc. como duena del solar #7 del Parque Industrial Las Cuevas, segregado de las fincas #11778, #643 6 y #4003 agrupadas,

Pagina #3
Finca #6436 de Trujillo Alto

constituye hipoteca sobre dicho solar por la suma de $1,830,000.00, con intereses al 1% anual, sobre el interes preferencial prevaleciente en el Citibank, N.A. de New York, en garantia de un pagare a favor del Portador, que vence en la Presentacion.

NOTA I: Se acompana Resolucion Corporativa de la citada corporacion autorizando la Compraventa e Hipoteca del citado solar.

NOTA II: Favor Referirse al Acta Aclaratoria que se ha unido al documento relacionado en el asiento anterior.

OBSERVACION: Lo anterior no comprende una calificacion de estos documentos ni presupone que los mismos seran inscritos.

REVISADOS:Embargos por ontribuciones, Embargos Federales, Sentencias y Bitucora hasta el Asiento 42 del Diario 149.

San Juan, Puerto Rico a 4 de septiembre de 1997.

JUSTO GARCIA INIGUEZ INC.
JGI/m
Cotejado
6436.S4T

                                  LAW OFFICES

       GONZALEZ OLIVER, CORREA CALZADA, COLLAZO SALAZAR, HERRERO & JIMENEZ
                             POST OFFICE BOX 11550

                       SAN JUAN, PUERTO RICO 00922- 1550


                                           TELEPHONE (809) 793-5000
                                        BANCO SANTANDER PUERTO RICO BLDG.
                                           1508 F. D. ROOSEVELT AVENUE
                                             SAN JUAN, PUERTO RICO
                                             CABLE ADDRESS "COCOHER"
                                                FAX NO. 793-5007

12 de diciembre de 1997

Banco Santander Puerto Rico
Prestamos Construccion

SIMMONS CARIBBEAN BEDDING, INC.


                                                  INVOICE NO. 982 (1)

================================================================================
DATE      Por servicios profesionales prestados
          al cliente de referencia, relacionados
          con el Contrato de Prestaino de
          Construccion , incluyendo preparacion,
          redaccion y otorgamiento de extenso
          Contrato de Prestamo, escritura de
          hipoteca, reuniones, llamadas telefonicas, revision de documentos y otros servicios necesarios

          Honorarios                                   $18,500.00

          Sellos y Comprobantes Hipoteca
          por $3,200,000 (Orig. $3,521.00;
          Copia $1,760.50; Reg. $12,760.50)             18,042.00

          Estudios de Titulo y Revisiones                  150.00
          Poliza de Titulo                               4,975.00
          Presentacion y Retiro                             40.00
          Minuta de Presentacion                            15.00
          Estudio Corporativo                               50.00

                               IN ACCOUNT WITH

                                  LAW OFFICES

       GONZALEZ OLIVER, CORREA CALZADA, COLLAZO SALAZAR, HERRERO & JIMENEZ
                             POST OFFICE BOX 11550

                       SAN JUAN, PUERTO RICO 00922-1550


                                           TELEPHONE (809) 793-5000
                                        BANCO SANTANDER PUERTO RICO BLDG.
                                           1508 F. D. ROOSEVELT AVENUE
                                             SAN JUAN, PUERTO RICO
                                             CABLE ADDRESS "COCOHER"
                                                FAX NO. 793-5007


RE: Simmons Caribbean Bedding, Inc.


                                                  INVOICE NO. 982 (1)

================================================================================





DATE      Gastos miscelaneos que incluyen
          fotocopias, sellos correo,
          envio facsimiles, mensajero                   100.00
                                                    ----------

                    TOTAL...........................$41,872.00
                                                    ==========



          ACR75B/A:SIMMONS.FAC